UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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[REGISTRANT] ING Variable Portfolios, Inc ING Strategic Allocation Portfolios, Inc. ING Balanced Portfolio, Inc. ING Intermediate Bond Portfolio ING Money Market Portfolio ING Variable Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

March 18, 2013

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”), we are pleased to invite you to a meeting of shareholders (the “Shareholder Meeting”) of ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Strategic Allocation Portfolios, Inc., ING Variable Funds, and ING Variable Portfolios, Inc. (each a “Registrant,” and collectively, the “Registrants”) and each portfolio organized as a series of the Registrants (each a “Portfolio,” and collectively, the “Portfolios”). The Shareholder Meeting is scheduled for 10:00 A.M., Local time, on April 22, 2013, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Shareholder Meeting, shareholders will be asked to approve new investment advisory agreements for each Portfolio, other than ING BlackRock Science and Technology Opportunities Portfolio (the “ING BlackRock Portfolio”), with ING Investments, LLC (“ING Investments”). Shareholders of each Portfolio, other than the ING BlackRock Portfolio, will also be asked to approve new investment sub-advisory agreements with ING Investment Management Co. LLC (“ING IM,” and together with ING Investments, the “ING U.S. Advisers”). These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of the ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At the Shareholder Meeting, shareholders will also be asked to approve a number of other proposals, including the election of 13 nominees to the Board. Shareholders of each Portfolio will be asked to approve a modification to the current “manager-of-managers” policy, which would permit ING Investments, subject to prior approval by the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers. Finally, shareholders of ING Money Market Portfolio will be asked to approve changes to its fundamental investment policy governing concentration.

Formal notice of the Shareholder Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than April 21, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF A MEETING OF SHAREHOLDERS

OF

ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for April 22, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a meeting of the shareholders (the “Shareholder Meeting”) of ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Strategic Allocation Portfolios, Inc., ING Variable Funds, and ING Variable Portfolios, Inc. (each a “Registrant,” and collectively, the “Registrants”) and each portfolio organized as a series of the Registrants (each a “Portfolio,” and collectively, the “Portfolios”) is scheduled for 10:00 A.M., Local time on April 22, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. With respect to ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolio, Inc., and ING Variable Portfolios, Inc., this meeting is designated as an annual meeting of shareholders. With respect to each other Registrant, this meeting is designated as a special meeting of shareholders.

Pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Portfolios (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Shareholder Meeting is called to, among other things, approve new advisory and sub-advisory agreements.

At the Shareholder Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for each Portfolio, other than ING BlackRock Science and Technology Opportunities Portfolio (“ING BlackRock Portfolio”), with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement for each Portfolio, other than the ING BlackRock Portfolio, between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To elect 13 nominees to the Boards of Directors/Trustees (the “Board”) of each of the Registrants;

4.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders;

5.              To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Portfolio; and

6.              To transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Shareholder Meeting. The Board recommends that you vote “FOR” each of the Proposals.

Shareholders of record as of the close of business on February 1, 2013 are entitled to notice of, and to vote at, the Shareholder Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Shareholder Meeting, please complete, sign, and return promptly, but in no event later than April 21, 2013, the enclosed Proxy Ballot or Voting Instruction Card so that a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the Portfolios, or by voting in person at the Shareholder Meeting.

By Order of the Boards of Directors/Trustees

Theresa K. Kelety
Secretary

March 18, 2013

PROXY STATEMENT

March 18, 2013

Meeting of Shareholders

Scheduled for April 22, 2013

ING Balanced Portfolio, Inc.

ING Balanced Portfolio

ING Intermediate Bond Portfolio

ING Intermediate Bond Portfolio

ING Money Market Portfolio

ING Money Market Portfolio

ING Strategic Allocation Portfolios, Inc.

ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Moderate Portfolio
ING Strategic Allocation Growth Portfolio

ING Variable Funds

ING Growth and Income Portfolio

ING Variable Portfolios, Inc.

ING Australia Index Portfolio	ING Japan TOPIX Index® Portfolio
ING BlackRock Science and Technology Opportunities Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ING Emerging Markets Index Portfolio	ING RussellTM Large Cap Index Portfolio
ING Euro STOXX 50® Index Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING FTSE 100 Index® Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING Hang Seng Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Index Plus LargeCap Portfolio	ING RussellTM Small Cap Index Portfolio
ING Index Plus MidCap Portfolio	ING Small Company Portfolio
ING Index Plus SmallCap Portfolio	ING U.S. Bond Index Portfolio
ING International Index Portfolio	ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on April 22, 2013

This Proxy Statement and Notice of Shareholder Meeting are available at www.proxyvote.com/ing

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TABLE OF CONTENTS

Introduction	9
What is happening?	9
Why did you send me this booklet?	9
What proposals are being considered at the Shareholder Meeting?	10
Who is eligible to vote?	11
How do I vote?	11
When and where will the Shareholder Meeting be held?	11
How can I obtain more information about a Portfolio?	11
Impact of the Separation Plan	12
What is the Separation Plan?	12
Why do the investment advisory and sub-advisory agreements terminate?	12
Will the Separation Plan change how the Portfolios are managed?	13
How will the Separation Plan affect the service providers to the Portfolios?	13
Proposal One — Approval of the Proposed Advisory Agreement	15
What is Proposal One?	15
Who is the IIL Portfolios’ investment adviser?	15
What are the terms of the Proposed Advisory Agreement?	15
What is the recommendation of the Board?	17
What is the required vote?	17
What happens if shareholders do not approve Proposal One?	17
Proposal Two — Approval of the Proposed Sub-Advisory Agreement	18
What is Proposal Two?	18
Who is the ING IM Portfolios’ sub-adviser?	18
What are the terms of the Proposed Sub-Advisory Agreement?	18
What is the recommendation of the Board?	19
What is the required vote?	19
What happens if shareholders do not approve Proposal Two?	19
Separation Plan — Factors Considered by the Board	20
Proposal Three — Election of the Directors/Trustees	22
What is Proposal Three?	22
Who are the Nominees and what are their qualifications?	23
How long will the Directors/Trustees serve on the Board?	25
Do the Independent Directors/Trustees and Nominees own shares of the Portfolios or certain affiliate entities?	25
How is the Board structured?	25
How will the committee structure change upon the creation of the Consolidated Board?	27
What are the Directors/Trustees paid for their services?	28
How often does the Board meet?	28
Who are the officers of the Registrants?	28
What are the officers paid for their services?	28
What is the recommendation of the Board?	28
What is the required vote?	28
Proposal Four — Approval of a Modified Manager-of-Managers Policy	29
What is Proposal Four?	29
Why is the Policy proposed?	29
What are the proposed conditions of the Amended Relief?	29
What is the recommendation of the Board?	30
What factors were considered by the Board?	30
What is the required vote?	30
What happens if shareholders do not approve Proposal Four?	31
Proposal Five — Approval of a Change in a Fundamental Investment Policy on Concentration	32
What is Proposal Five?	32
What is the proposed change to the fundamental investment policy on concentration?	32
Why is a change to the fundamental investment policy on concentration proposed?	32
What is the recommendation of the Board?	32
What is the required vote?	33
What happens if shareholders do not approve Proposal Five?	33
General Information about the Proxy Statement	34
Who is asking for my vote?	34
How is my proxy being solicited?	34
What happens to my proxy once I submit it?	34
Can I revoke my proxy after I submit it?	34
What are the voting rights and quorum requirements?	34
Who are the Portfolios’ independent public accountants?	35

Can shareholders submit proposals for consideration in a Proxy Statement?	35
How can shareholders send communications to the Board?	36
What if a proposal that is not in the Proxy Statement comes up at the Shareholder Meeting?	36
Who pays for this Proxy Solicitation?	36
Appendix A: Portfolio Managers	37
Appendix B: Principal Executive Officers	38
Appendix C: Fees Paid to Affiliates of the Adviser	39
Appendix D: Form of Proposed Advisory Agreement	40
Appendix E: Advisory Agreement Information	45
Appendix F: Compensation Paid to the Adviser by Investment Companies with Similar Investment Objectives	47
Appendix G: Form of Proposed ING IM Sub-Advisory Agreement	51
Appendix H: Sub-Advisory Agreement Information	58
Appendix I: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	59
Appendix J: Board Considerations in Approving Continuation of the Current Advisory and Sub-Advisory Agreements	63
Overview of the Review Process	63
Nature, Extent, and Quality of Services	64
Portfolio Performance	64
Management Fees, Sub-Advisory Fees, and Expenses	65
Profitability	65
Economies of Scale	66
Appendix K: Anticipated Structure of the Consolidated Board and its Committees	67
Appendix L: Nominees	69
Appendix M: Director/Trustee and Nominee Ownership of Portfolio Securities	71
Appendix N: Nominating Committee Charter	72
Appendix O: Director/Trustee Compensation	74
Appendix P: Officer Information	75
Appendix Q: Shares Outstanding as of the Record Date	77
Appendix R: Beneficial Ownership as of the Record Date	78
Appendix S: Fees Paid to the Independent Public Accountants	81

INTRODUCTION

ING Australia Index Portfolio	ING Money Market Portfolio
ING Balanced Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ING BlackRock Science and Technology Opportunities Portfolio	ING RussellTM Large Cap Index Portfolio
ING Emerging Markets Index Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING Euro STOXX 50® Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING FTSE 100 Index® Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Growth and Income Portfolio	ING RussellTM Small Cap Index Portfolio
ING Hang Seng Index Portfolio	ING Small Company Portfolio
ING Index Plus LargeCap Portfolio	ING Strategic Allocation Conservative Portfolio
ING Index Plus MidCap Portfolio	ING Strategic Allocation Growth Portfolio
ING Index Plus SmallCap Portfolio	ING Strategic Allocation Moderate Portfolio
ING Intermediate Bond Portfolio	ING U.S. Bond Index Portfolio
ING International Index Portfolio ING Japan TOPIX Index® Portfolio	ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio
(each a “Portfolio,” and collectively, the “Portfolios”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments” or the “Adviser”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to the Portfolios, except that ING IM is not a sub-adviser to ING Blackrock Science and Technology Opportunities Portfolio (the “ING BlackRock Portfolio”) (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Portfolios are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the advisory and sub-advisory agreements for each Portfolio would automatically terminate. For more information on the Separation Plan and its effect on the Portfolios, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory and sub-advisory services can continue uninterrupted, shareholders are asked to approve a new advisory agreement with the adviser, ING Investments, as well as new sub-advisory agreements for each Portfolio, other than the ING BlackRock Portfolio, between ING Investments and ING IM. Shareholders are asked to approve these agreements effective upon shareholder approval or the close of the IPO, whichever is later. As part of the same proposals, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals that are discussed in more detail in Proposals Three through Five. As discussed in Proposal Three, shareholders are asked to elect 13 nominees to the Boards of Directors/Trustees (the “Board”) of ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Strategic Allocation Portfolios, Inc., ING Variable Funds, and ING Variable Portfolios, Inc. (each a “Registrant,” and collectively, the “Registrants”) and each Portfolio organized as a series of the Registrants. In Proposal Four shareholders of each Portfolio are asked to approve a modification to the current “manager-of-managers” policy, which would permit ING Investments, subject to prior approval by the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers. Finally, as discussed in Proposal Five, shareholders of ING Money Market Portfolio are asked to approve changes to its fundamental investment policy governing concentration.

On or about March 22, 2013, ING BlackRock Portfolio is expected to liquidate in connection with a reorganization which is expected to be approved by shareholders on March 12, 2013. Shareholders of the ING BlackRock Portfolio as of the Record Date (as hereinafter defined) will only be asked to vote on Proposal Three, which relates to the election of 13 nominees to the Board.

Why did you send me this booklet?

Shares of one or more of the Portfolios have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (a “Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity or variable life contract (“Variable Contracts”). This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) or voting instruction card (“Voting Instruction Card”) for each Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Shareholder Meeting.

The Participating Insurance Company and Qualified Plans or their trustees, as record owners of each Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Participating Insurance Company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not only refer to the technical shareholder but also to the persons who are asked to provide voting instructions on the Proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not only refer to the technical vote but also to the voting instructions provided by Variable Contract Holders or Plan Participants.

What proposals are being considered at the Shareholder Meeting?

At the meeting of shareholders (the “Shareholder Meeting”), shareholders are asked:

1.              To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement for certain Portfolios between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To elect 13 nominees to the Board;

4.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders;

5.              To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Portfolio; and

6.              To transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Portfolio are asked to approve at the Shareholder Meeting.

Portfolio	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five
ING Australia Index Portfolio	✓	✓	✓	✓
ING Balanced Portfolio	✓	✓	✓	✓
ING BlackRock Science and Technology Opportunities Portfolio			✓
ING Emerging Markets Index Portfolio	✓	✓	✓	✓
ING Euro STOXX 50® Index Portfolio	✓	✓	✓	✓
ING FTSE 100 Index® Portfolio	✓	✓	✓	✓
ING Growth and Income Portfolio	✓	✓	✓	✓
ING Hang Seng Index Portfolio	✓	✓	✓	✓
ING Index Plus LargeCap Portfolio	✓	✓	✓	✓
ING Index Plus MidCap Portfolio	✓	✓	✓	✓
ING Index Plus SmallCap Portfolio	✓	✓	✓	✓
ING Intermediate Bond Portfolio	✓	✓	✓	✓
ING International Index Portfolio	✓	✓	✓	✓
ING Japan TOPIX Index® Portfolio	✓	✓	✓	✓
ING Money Market Portfolio	✓	✓	✓	✓	✓
ING RussellTM Large Cap Growth Index Portfolio	✓	✓	✓	✓
ING RussellTM Large Cap Index Portfolio	✓	✓	✓	✓
ING RussellTM Large Cap Value Index Portfolio	✓	✓	✓	✓
ING RussellTM Mid Cap Growth Index Portfolio	✓	✓	✓	✓
ING RussellTM Mid Cap Index Portfolio	✓	✓	✓	✓
ING RussellTM Small Cap Index Portfolio	✓	✓	✓	✓
ING Small Company Portfolio	✓	✓	✓	✓
ING Strategic Allocation Conservative Portfolio	✓	✓	✓	✓
ING Strategic Allocation Growth Portfolio	✓	✓	✓	✓
ING Strategic Allocation Moderate Portfolio	✓	✓	✓	✓
ING U.S. Bond Index Portfolio	✓	✓	✓	✓

Portfolio	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	✓	✓	✓	✓

Who is eligible to vote?

Shareholders holding an investment in shares of a Portfolio as of the close of business on February 1, 2013 (the “Record Date”) are eligible to vote or instruct their Participating Insurance Company or Qualified Plan trustee as to how to vote their shares. Please see the section entitled “General Information” for a more detailed discussion of voting procedures.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Shareholder Meeting. You can vote your shares in person at the Shareholder Meeting. If you expect to attend the Shareholder Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Shareholder Meeting, you may contact the Proxy Solicitor toll-free at (800) 628-8528. Please see the section entitled “General Information” for more information on the Proxy Solicitor.

When and where will the Shareholder Meeting be held?

The Shareholder Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on April 22, 2013, at 10:00 A.M., Local time, and, if the Shareholder Meeting is adjourned or postponed, any adjournments or postponements of the Shareholder Meeting, if necessary, will be held at the above location. If you expect to attend the Shareholder Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Portfolio?

Should you have any questions about a Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, statement of additional information, annual report, and semi-annual report for each Portfolio is available, without charge, on the Internet at http://www.ingfunds.com/lit or by contacting the Portfolios at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolios have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Portfolio at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the United States, the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities, and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser, ING IM, and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly-held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering. Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.

It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved new advisory and sub-advisory agreements for each Portfolio, as applicable, in connection with the IPO. Shareholders are asked to approve these new agreements for each Portfolio, as applicable. These agreements are described in Proposals One and Two of this Proxy Statement.

As part of Proposals One and Two, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements, which have been approved by the Board and which are described later in this Proxy Statement. This is because the IPO and any subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep. Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Portfolios to maintain the uninterrupted services of the Adviser and its sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement. Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company. The Adviser and certain of its affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Portfolios and other investment companies in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Shareholder Meeting would no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by ING Investments and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Portfolio may be asked to approve new advisory and sub-advisory agreements to permit ING Investments and ING IM to continue to provide services to the Portfolios.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Portfolio. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Directors/Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Board its intent not to impose an unfair burden on the Portfolios for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Portfolios are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Portfolios. If shareholders approve the advisory and sub-advisory agreements in Proposals One and Two, the portfolio managers, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the applicable Portfolios. In addition, the personnel responsible for the management operations of the Portfolios including the Portfolios’ officers are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Portfolio; however, the names of the Portfolios may change in the future to reflect a change in name of ING Investments or ING IM. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the portfolio managers, the investment objective, the investment strategies, or the name of a Portfolio.

How will the Separation Plan affect the service providers to the Portfolios?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Portfolio. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of December 31, 2012, ING Investments oversees approximately $46.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as a sub-adviser to each Portfolio, other than the ING BlackRock Portfolio. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Portfolio. See Appendix C for the amounts paid by each Portfolio (except the ING BlackRock Portfolio) to the Administrator over the most recently completed fiscal year.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Portfolios. See Appendix C for the fees paid by each Portfolio (except the ING BlackRock Portfolio) to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor may no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

ING Australia Index Portfolio	ING Money Market Portfolio
ING Balanced Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ING Emerging Markets Index Portfolio	ING RussellTM Large Cap Index Portfolio
ING Euro STOXX 50® Index Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING FTSE 100 Index® Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING Growth and Income Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Hang Seng Index Portfolio	ING RussellTM Small Cap Index Portfolio
ING Index Plus LargeCap Portfolio	ING Small Company Portfolio
ING Index Plus MidCap Portfolio	ING Strategic Allocation Conservative Portfolio
ING Index Plus SmallCap Portfolio	ING Strategic Allocation Growth Portfolio
ING Intermediate Bond Portfolio	ING Strategic Allocation Moderate Portfolio
ING International Index Portfolio	ING U.S. Bond Index Portfolio
ING Japan TOPIX Index® Portfolio	ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio

(each an “IIL Portfolio,” and collectively, the “IIL Portfolios”)

What is Proposal One?

Shareholders of the IIL Portfolios are asked to approve a new investment advisory agreement for the IIL Portfolios with ING Investments (the “Proposed Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which would result in the automatic termination of the advisory agreement for each IIL Portfolio with ING Investments. Therefore, in addition to the Proposed Advisory Agreement, as part of this Proposal One, shareholders are also voting to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the IIL Portfolios’ investment adviser?

ING Investments serves as the investment adviser to the IIL Portfolios pursuant to an advisory agreement for each IIL Portfolio with ING Investments (the “Current Advisory Agreement”). If shareholders approve Proposal One, ING Investments would continue to serve as investment adviser to each of the IIL Portfolios. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Advisory Agreement?

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Appendix D. The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the IIL Portfolios are proposed in connection with Proposal One. Appendix E includes the fee schedules for each IIL Portfolio. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed Advisory Agreements appoint ING Investments to provide advisory, management, and other services to each IIL Portfolio. Specifically, the Current and Proposed Advisory Agreements provide that, in accordance with each IIL Portfolio’s investment objective(s) and policies, ING Investments shall provide general investment advice and guidance and oversee the management of the investments of each IIL Portfolio and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed Advisory Agreements provide that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed Advisory Agreements provide that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the IIL Portfolios and its services to the Board and officers of the IIL Portfolios.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are proposed in connection with Proposal One. Both the Current and Proposed Advisory Agreements for the IIL Portfolios permit ING Investments to delegate certain advisory and management services to Sub-Advisers.

Both the Current and Proposed Advisory Agreements provide that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to an IIL Portfolio and to engage such Sub-Adviser, at the expense of ING Investments. Both the Current and Proposed Advisory Agreements provide that ING Investments shall: (1) periodically monitor and evaluate the performance of each Sub-Adviser with respect to the investment objectives and policies of the applicable IIL Portfolio; (2) monitor each Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable IIL Portfolio, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable law; and (3) supervise each Sub-Adviser with respect to the services that such Sub-Adviser provides under its sub-advisory agreement on behalf of an IIL Portfolio. Furthermore, ING Investments shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Advisory Agreements.

The Proposed Advisory Agreement identifies additional services that ING Investments provides with respect to Sub-Advisers. Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding each Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of each Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of each sub-advisory agreement; and (5) if appropriate, identify potential successors to or replacements of a Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement does not contain similar specific terms.

The IIL Portfolios, ING Investments, and certain of their affiliates have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint additional unaffiliated Sub-Advisers or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the IIL Portfolio’s shareholders (the “Existing Relief”). The IIL Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the IIL Portfolios, the addition of a Sub-Adviser to the IIL Portfolios, or any material change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the IIL Portfolios and their investment strategies may also change.

In January 2013, the IIL Portfolios and ING Investments and certain of their affiliates filed an application for exemptive relief that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with Wholly Owned Sub-Advisers (as defined in Proposal Four), without shareholder approval. In Proposal Four, shareholders are asked to approve each IIL Portfolio’s reliance on this amended exemptive relief in the event it is ultimately granted by the SEC. For more information, please see Proposal Four.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed Advisory Agreements provide that neither ING Investments, nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments obligations and duties. Furthermore, neither ING Investments, nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Advisers’ stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the IIL Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the Proposed Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of an IIL Portfolio on 60 days’ written notice to ING Investments, or by ING Investments on 60 days’ written notice to an IIL Portfolio. The Current Advisory Agreement provides for the same terms with respect to termination as the Proposed Advisory Agreement.

For more information on when the Current Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees present at its January 9, 2013 meeting, approved the Proposed Advisory Agreement and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that the IIL Portfolios’ shareholders vote “FOR” Proposal One to implement the Proposed Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Advisory Agreement by shareholders of an IIL Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIL Portfolio will vote separately on Proposal One and all shareholders of all classes of shares of an IIL Portfolio will vote together as a single class on the Proposal. Because a significant percentage of shares of the IIL Portfolios are held by entities that may use proportional voting, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote for an IIL Portfolio. For more information on proportional voting, please see the section entitled “General Information — What are the voting rights and quorum requirements?”

What happens if shareholders do not approve Proposal One?

If the shareholders of an IIL Portfolio do not approve Proposal One and no Change of Control Event occurs, ING Investments would continue to serve as adviser to that IIL Portfolio under the Current Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser to an IIL Portfolio under the current sub-advisory agreement.

If the shareholders of an IIL Portfolio do not approve Proposal One and a Change of Control Event occurs, the Current Advisory Agreement and any current sub-advisory agreement would terminate and ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement on behalf of that IIL Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, entering into interim advisory and/or sub-advisory agreements with a duration of no more than 150 days, liquidation of the IIL Portfolio, or reorganizing the IIL Portfolio with and into another investment company in the ING Fund Complex.

PROPOSAL TWO — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

ING Australia Index Portfolio	ING Money Market Portfolio
ING Balanced Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ING Emerging Markets Index Portfolio	ING RussellTM Large Cap Index Portfolio
ING Euro STOXX 50® Index Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING FTSE 100 Index® Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING Growth and Income Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Hang Seng Index Portfolio	ING RussellTM Small Cap Index Portfolio
ING Index Plus LargeCap Portfolio	ING Small Company Portfolio
ING Index Plus MidCap Portfolio	ING Strategic Allocation Conservative Portfolio
ING Index Plus SmallCap Portfolio	ING Strategic Allocation Growth Portfolio
ING Intermediate Bond Portfolio	ING Strategic Allocation Moderate Portfolio
ING International Index Portfolio	ING U.S. Bond Index Portfolio
ING Japan TOPIX Index® Portfolio	ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio
(each an “ING IM Portfolio,” and collectively, the “ING IM Portfolios”)

What is Proposal Two?

Shareholders of the ING IM Portfolios are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed Sub-Advisory Agreement”) to ensure that existing sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments. Therefore, in addition to the Proposed Sub-Advisory Agreement, as part of this Proposal Two, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Portfolios’ sub-adviser?

ING IM serves as the investment sub-adviser to each ING IM Portfolio pursuant to a sub-advisory agreement between ING Investments and ING IM (the “Current Sub-Advisory Agreement”). If shareholders approve Proposal Two, ING IM would continue to serve as investment sub-adviser to the ING IM Portfolio. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix G. The Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment sub-advisory agreements across the ING Fund Complex, the Proposed Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the ING IM Portfolios are proposed in connection with Proposal Two. ING Investments and not the ING IM Portfolios is responsible for paying any fees due under the Current and Proposed Sub-Advisory Agreements. Appendix H includes the sub-advisory fee schedules for each ING IM Portfolio. Appendix I provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed Sub-Advisory Agreements appoint ING IM to act as the investment sub-adviser and manager to each ING IM Portfolio and provide its services in accordance with each ING IM Portfolio’s investment objective(s), policies, and restrictions. Specifically, the Current and Proposed Sub-Advisory Agreements provide that, subject to the supervision of the Board, ING IM will provide a continuous investment program for each ING IM Portfolio and determine in its discretion the composition of the assets of each ING IM Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the ING IM Portfolio. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each ING IM Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the ING IM Portfolio, when these transactions should be executed, and what portion of the assets of the ING IM Portfolio should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each ING IM Portfolio, ING IM shall make decisions for the ING IM Portfolios as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Sub-Advisory Agreements are proposed in connection with Proposal Two. Both the Current and Proposed Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who, controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Proposed Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the ING IM Portfolio’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Portfolio; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the ING IM Portfolio or ING Investments’ requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement. The Current Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed Sub-Advisory Agreement.

For more information on when the Current Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees present at its January 10, 2013 meeting, approved the Proposed Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that each ING IM Portfolio’s shareholders vote “FOR” Proposal Two to implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of an ING IM Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each ING IM Portfolio will vote separately on Proposal Two and all shareholders of all classes of shares of an ING IM Portfolio will vote together as a single class on the Proposal. Because a significant percentage of shares of the ING IM Portfolios are held by entities that may use proportional voting, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote for an ING IM Portfolio. For more information on proportional voting, please see the section entitled “General Information — What are the voting rights and quorum requirements?”

What happens if shareholders do not approve Proposal Two?

If the shareholders of an ING IM Portfolio do not approve Proposal Two and no Change of Control Event occurs, ING IM would continue to serve as sub-adviser under the Current Sub-Advisory Agreement. If the shareholders of an ING IM Portfolio do not approve Proposal Two and a Change of Control Event occurs, the Current Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve that ING IM Portfolio as a Sub-Adviser under the Proposed Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different Sub-Adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by ING Investments.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn will result in the automatic termination of each of the Current Advisory Agreements and Current Sub-Advisory Agreements (collectively, the “Current Agreements”). The decision by the Board, including a majority of the Independent Directors/Trustees, to approve the Proposed Advisory Agreements and the Proposed Sub-Advisory Agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Portfolios, other than the ING BlackRock Portfolio, was based on a determination by the Board that it would be consistent with the interests of the shareholders of each Portfolio for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Portfolios, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors/Trustees and exclusively of the Independent Directors/Trustees. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth in Appendix J to this Proxy Statement.

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in Appendix J, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Portfolios; (3) the management fees, sub-advisory fees and other expenses of the Portfolios; (4) the profits realized by ING Investments and its affiliates from operating the Portfolios; and (5) the extent to which benefits from economies of scale can be expected to be realized by the Portfolios, ING Investments and its affiliates as assets of the Portfolios grow.

In addition to the information identified in Appendix J, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through independent legal counsel to the Independent Directors/Trustees (“Independent Counsel”), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Portfolios, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the SEC on November 9, 2012 (the “S-1 Registration”) relating to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements anticipated to be in place between ING Groep and ING U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors/Trustees retained the services of special independent counsel (“Special Counsel”), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors/Trustees met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.’s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors/Trustees met with senior management representatives of ING U.S. and received information regarding: (1) the anticipated management and organizational structure of ING U.S. and its affiliates; (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan; (3) the lines of business in which ING U.S. is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors/Trustees met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors/Trustees also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

The Contracts Committee received and reviewed copies of the Proposed Agreements and determined that the terms of the Proposed Agreements, including the fees payable thereunder, are materially the same as, and in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreements. In this regard, the Contracts Committee received assurances from ING Investments and its affiliates that additional contractual undertakings relating to the waiver of fees, the reimbursement of expenses and the maintenance of limitations on the total expense of certain Portfolios, as previously provided by ING Investments and its affiliates in connection with the approval of the Current Agreements, would continue upon the effectiveness of the Proposed Agreements. The Contracts Committee also concluded that differences between the initial term of the Proposed Agreements (two years) and the term of the Current Agreements (one year) are immaterial to the Portfolios because, among other reasons, under the Proposed Agreements the Board will continue to have the authority to terminate any Proposed Agreement without penalty upon 60 days’ notice, should the need arise.

In reliance upon advice of Independent Counsel, the Contracts Committee concluded that a Change of Control Event of the type contemplated by the Separation Plan would result in a termination of the Current Agreements and that approval of the Proposed Agreements by the Board (including a majority of the Independent Directors/Trustees) and shareholders would be appropriate for the Portfolios to continue receiving investment management services from ING Investments and ING IM after such a Change of Control Event. The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by ING Investments and its counsel that ING Investments is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Based upon information provided by ING Investments and its affiliates and related representations regarding the immediate and long-term business plans of ING U.S., the Contracts Committee concluded that: (1) ING Investments and ING IM can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Separation Plan is not expected to result in any changes to: (A) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (B) the investment objective of, or the principal investment strategies used to manage, any of the Portfolios. Consistent with these expectations, the Board received assurances from ING U.S. that it is committed to maintaining appropriate levels of overall staffing and ongoing resources and service quality for ING Investments, ING IM and other affiliates providing services for the Portfolios and that ING U.S. will not take any action during implementation of the Separation Plan to significantly reduce the levels of these resources (including reductions to the number of people assigned to various functional units) prior to reviewing the anticipated action with the Board. In addition, the Board noted that ING U.S. will have an incentive to allocate appropriate resources to support these businesses in light of the importance of the asset management operations to the overall success of ING U.S., as described in the S-1 Registration, and that ING U.S. has already taken steps to retain key investment and other management personnel, including the establishment of incentive compensation arrangements that vest over time.

Throughout the review process, the Independent Directors/Trustees, each of whom serves as a member of the Contracts Committee and all other committees of the Board, were assisted by Independent Counsel and relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Agreements and the weight to be given to each such factor.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors/Trustees, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Portfolios, other than the ING BlackRock Portfolio. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director/Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

PROPOSAL THREE — ELECTION OF THE DIRECTORS/TRUSTEES

All Portfolios

What is Proposal Three?

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as directors or trustees of the Registrants. Shareholders are asked to elect the Nominees as Directors/Trustees, effective on May 21, 2013 or upon shareholder approval, whichever is later (the “Election Effective Date”), each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

The Nominees are Dr. Albert E. DePrince, Jr., Martin J. Gavin, Russell H. Jones, Joseph E. Obermeyer and Shaun P. Mathews, each of whom currently serves as a member of the Board, and Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom currently serves as a director or trustee of other boards in the ING Fund Complex (collectively, the “Other Board”). Each Nominee, other than Mr. Mathews, will be an Independent Director/Trustee of the Registrants. Mr. Sidney Koch, who also currently serves as an Independent Director/Trustee, has announced his intention to retire effective on the Election Effective Date. Additional information regarding each Nominee is set forth below.

Proposal Three is part of an effort by the members of the Board and the members of the Other Board to consolidate the membership of all boards of directors and trustees with oversight responsibility for the investment companies in the ING Fund Complex (the “ING Funds”). As part of this effort, meetings of the shareholders of all the ING Funds have been called to act upon similar proposals to elect the same individuals as directors or trustees of their respective boards. If Proposal Three and these other similar proposals are approved by shareholders, upon the Election Effective Date, all ING Funds will be governed by boards comprised of the same individuals (the “Consolidated Board”).

The proposal to establish the Consolidated Board for all ING Funds is the culmination of more than 18 months of discussions among the members of the Board and the members of the Other Board, during which these directors and trustees evaluated best practices for governance of the ING Fund Complex. Ultimately, the Board determined that the Portfolios will benefit from the establishment of the Consolidated Board to oversee the operations the Portfolios (and other ING Funds). Among other things, the Board concluded that the establishment of the Consolidated Board can be expected to: (1) promote transparency and effective communications across all boards in the ING Fund Complex, consistent with preserving the quality of the decision-making processes of the Board; (2) further strengthen the bargaining position of the Board when interfacing with management and other service providers of the Portfolios; (3) result in a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the cost of such services to the Portfolios over time; and (4) improve the long-term prospects for attracting and retaining qualified individuals to serve as Independent Directors/Trustees of the Registrants. In addition, the Board determined that the Portfolios will benefit from the particular skill sets and other attributes of those Nominees who currently serve as members of the Other Board, which individuals are knowledgeable of the role performed by Independent Directors/Trustees of a mutual fund and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Portfolios.

Prior to taking action to nominate each of the Nominees, members of the Board and members of the Other Board discussed the committee structure that would be best suited to oversee the operations of the Portfolios and other ING Funds under the Consolidated Board. Among other things, they discussed the manner in which responsibilities would be allocated among committees and the identity of the individuals who would serve initially as members of each committee and as chairpersons of the Consolidated Board and the committees. In considering these matters, the Board recognized that, as of December 31, 2012, the ING Fund Complex is comprised of approximately 182 funds with aggregate assets of approximately $88.7 billion that are managed by approximately 40 investment advisers and sub-advisers. The Board concluded that, by expanding the size of the Board to include 12 Independent Directors/Trustees, the Board will have increased flexibility to operate with committees of fewer than all of the Independent Directors/Trustees, consistent with the existing committee structure of the Other Board, and that the current committee structure of the Other Board is well-suited for use by the Board in overseeing the operations of the Portfolios for the foreseeable future. Additional information regarding the current committee structure of the Consolidated Board and proposed committee structure of the Consolidated Board is included in Appendix K.

The members of the Board and the Other Board also discussed and agreed upon a common retirement policy for the Consolidated Board to be effective upon the Election Effective Date, the structure and amount of the compensation to be paid to members of the Consolidated Board and a variety of related governance matters. Consistent with the adoption of the governance structure of the Other Board, the Board and the Other Board also discussed and agreed upon a common compensation structure, which will be the same as the current compensation structure of the Other Board. Additional information regarding these matters is set forth below.

The members of the Board also considered the benefit to the Portfolios and other ING Funds of calling a meeting of shareholders to elect the Nominees at this time, when all ING Funds are otherwise required to hold shareholder meetings in connection with the Separation Plan. In that regard, the Board noted that ING U.S. has agreed to pay all costs associated with holding these shareholder meetings, including the costs associated with taking action on Proposal Three (and similar proposals by other ING Funds).

Prior to taking action to nominate each of the Nominees, the Nominating Committee of the Board reviewed the qualifications, experience and background of each of the Nominees. Neither the Nominating Committee nor the Board has established any specific qualifications that must be met to be considered for nomination as an Independent Director/Trustee; however, the Nominating Committee has identified certain factors to consider. Such factors include: (1) the candidates’ knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the candidate as a director or senior officer of other public companies; (3) the candidate’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the candidate and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (6) the candidate’s ability to qualify as an Independent Director/Trustee for purposes of the 1940 Act; and (7) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Neither the Nominating Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as Independent Directors/Trustees. Rather, as a matter of practice, the Nominating Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Based upon all of the foregoing considerations, the Nominating Committee recommended each of the Nominees to the Board as a candidate for election as a Director/Trustee. At a meeting of the Board held on January 9, 2013, after discussion and further consideration of these matters, the Board voted to nominate each of the Nominees for election by shareholders. Each Nominee has consented to be named in the Proxy Statement and to serve as a Director/Trustee if elected.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Registrants, reviewing contractual arrangements with companies that provide services to the Portfolios, and review Portfolio performance. Among the attributes or skills common to all Nominees are their ability to (1) review critically, evaluate, question, and discuss information provided to them; (2) interact effectively with the other Directors/Trustees, the Adviser, other service providers, counsel, and independent registered public accounting firm; and (3) exercise effective and independent business judgment in the performance of their duties as Director/Trustee. Each Nominee’s ability to perform their duties effectively also has been enhanced by their educational background, professional training, and/or other life experiences.

Independent Nominees

Colleen D. Baldwin has been a member of the Other Board since 2007. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a member of the Other Board since 2005. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a member of the Other Board since 2006. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a Director/Trustee of the Registrants and a board member of other ING Funds since 1998, and has been the Independent Chairperson of the Board and the Chairman of the Contracts Committee since 2009. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a member of the Other Board since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a Certified Public Accountant.

J. Michael Earley has been a member of the Other Board since 2002. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2011, and previously served as a Director/Trustee of the Registrants and other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a Director/Trustee of the Registrants and a board member of other ING Funds, and is currently the Chairperson of the Compliance Committee. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a member of the Other Board since 2005. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2003, and is currently the Chairperson of the Audit Committee and Vice-Chairperson of the Contracts Committee. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a member of the Other Board since 2006. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a member of the Other Board since 2002. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr.

Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested Nominee

Shaun P. Mathews has been a Director/Trustee of the Registrants and a member of the Other Board since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix L.

How long will the Directors/Trustees serve on the Board?

If elected, each Nominee will serve as a Director/Trustee until such individual’s death, resignation or retirement or until the election and qualification of a successor. If a Director/Trustee sooner dies, resigns or retires the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Independent Directors/Trustees have adopted a policy which is currently in effect requiring each Independent Director/Trustee to retire from the Board as of the latter of: (1) the March 31 next occurring after the Independent Director/Trustee attains the age of 72; and (2) the date their successor is elected or appointed to the Board, provided that each Independent Director/Trustee under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors/Trustees, be granted up to three one-year extensions commencing as of the March 31 next occurring after they attain the age of 72. The retirement policy may, at any time, be suspended by vote of a majority of the Independent Directors/Trustees, which suspension occurred effective April 22, 2010.

The current retirement policy will expire upon the Election Effective Date. The Independent Directors/Trustees have adopted a new retirement policy to be effective on the Election Effective Date requiring each Independent Director/Trustee to retire, without further action on the part of the Independent Director/Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Director/Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Directors/Trustees, the Retirement Date for an Independent Director/Trustee may be extended to a later date if, as a result of such retirement, the Registrant would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Director/Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Directors/Trustees).

Do the Independent Directors/Trustees and Nominees own shares of the Portfolios or certain affiliate entities?

The Board has adopted a policy (the “Investment Policy”) whereby each Independent Director/Trustee is required to invest, directly or indirectly, at least $100,000 (at cost) in one or more ING Funds under the purview of the Board within a three-year time period after becoming an Independent Director/Trustee. The Board believes that the Investment Policy further aligns the interests of the Independent Directors/Trustees with those of shareholders and, therefore, enhances the ability of the Independent Directors/Trustees to represent the interests of shareholders.

Appendix M provides the dollar value of all shares of each Portfolio and of all ING Funds held directly or indirectly by each Independent Director/Trustee and each Nominee as of a recent date. To the best of the Portfolios’ knowledge, as of February 1, 2013, no Independent Director/Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Portfolio, and the Independent Directors/Trustees, Nominees, and Officers of the Portfolios owned, as a group, less than 1% of the shares of each class of each Portfolio. As of February 1, 2013, none of the Independent Directors/Trustees, Nominees who are not and will not be interested persons of any Portfolio, or their immediate family members owned any shares of ING Investments or principal underwriter or of any entity controlling, controlled by or under common control with ING Investments or principal underwriter of the Portfolios (not including registered investment companies).

How is the Board structured?

Overall responsibility for oversight of the Registrants and the Portfolios rests with the Board. The Board has engaged ING Investments to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing ING Investments and other service providers in the operation of the Registrants in accordance with the provisions of the 1940 Act, the applicable provisions of state law, other applicable laws and the Registrants’ charters and By-laws. The Board is currently composed of six members, five of whom are Independent Directors/Trustees, who have varied experiences, attributes and skills. The Board currently conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. The Independent Directors/Trustees have engaged Independent Counsel to assist them in performing their oversight responsibilities. As discussed below, the Board has established four committees to assist the Board in performing its oversight responsibilities.

Under the terms of the charter of the Contracts Committee, the Independent Director/Trustee selected to serve as the Chairperson of the Contracts Committee also serves as the chairperson of the Board (the “Independent Chairman”). The Independent Chairman serves as an advocate for the other Independent Directors/Trustees in communications with management on a broad range of matters and as a liaison with service providers, officers, attorneys, and other Directors/Trustees generally between meetings of the Board. The Independent Chairman may perform such other functions as may be provided by the Board from time to time, including participation in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The designation of an individual as the Independent Chairman does not impose on such Independent Director/Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board believes that the current leadership structure of the Board is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors/Trustees (each a “Committee”) and the full Board in a manner reasonably designed to enhance effective oversight by the Board. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Registrants and the Portfolios.

The Registrants and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the ING Investments, the Sub-Advisers and other service providers (depending on the nature of the risk), who carry out the Portfolios’ investment management and business affairs. ING Investments, the Sub-Advisers and other service providers each have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. Risk oversight forms part of the Board’s general oversight of the Registrants and the Portfolios and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Registrants and the Portfolios, the Board, directly or through a Committee, interacts with and reviews reports from, among others, ING Investments, the Sub-Advisers, the Chief Compliance Officer (“CCO”) of the Portfolios, the independent registered public accounting firm for the Portfolios, ING Investments’ Chief Risk Officer, and internal auditors for ING Investments and its affiliates, as appropriate, regarding risks faced by the Portfolios and relevant risk functions. The Board, with the assistance of its Contracts Committee, reviews investment policies and risks in connection with its review of the Portfolios’ performance. The Board has appointed a CCO who oversees the testing of the Portfolios’ compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s periodic review of the Portfolios’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of ING Investments, has approved and periodically reviews valuation policies applicable to valuing Portfolio shares. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Board Committees

As noted above, the Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee, and a standing Nominating Committee to assist the Board in the oversight and direction of the business and affairs of the Registrants and the Portfolios. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director/Trustee. Each of the Committees is comprised solely of all the Independent Directors/Trustees.

Audit Committee. The Board has established an Audit Committee whose function includes, among other things, meeting with the independent registered public accounting firm of the Registrants to review the scope of the Registrants’ audit, the Registrants’ financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of five Independent Directors/Trustees. The following Independent Directors/Trustees serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer currently serves as Chairperson and Mr. Gavin currently serves as Vice Chairperson of the Audit Committee. The Audit Committee meets regularly four times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee whose function is to provide a forum for the members to consider, evaluate and make recommendations to the full Board concerning: (1) contractual arrangements with service providers to the Portfolios; (2) matters in which ING Investments or any affiliated entity has an actual or potential conflict of interest with the Portfolios or their shareholders; (3) the performance of the Portfolios and investment strategies used in managing the portfolios of the Portfolios; and (4) a variety of governance related matters. Annually, the Contracts Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of Portfolios under its purview. As part of the annual self-evaluation, the Contracts Committee reviews the mix of experience, attributes and skills of the Directors/Trustees. The Contracts Committee currently consists of five Independent Directors/Trustees. The following Independent Directors/Trustees serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Dr. DePrince currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee meets regularly six times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held seven meetings during the fiscal year ended December 31, 2012.

Nominating Committee. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board. The Nominating Committee currently consists of five Independent Directors/Trustees. The following Independent Directors/Trustees serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer serves as Chairperson of the Nominating Committee. When considering potential nominees to fill vacancies on the Board, the Nominating Committee reviews the mix of experience, attributes and skills of the Directors/Trustees. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for Director/Trustee at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Portfolios) in writing to the Nominating Committee, c/o the Secretary of the Portfolios, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain information for the Nominating Committee to make an assessment of the candidate’s suitability for the position of Independent Director/Trustee. The Nominating Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Nominating Committee held no meetings during the fiscal year ended December 31, 2012.

The same individuals who comprise the Contracts Committee of the Board also comprise the Nominating Committee of the Board, all of whom are Independent Directors/Trustees.  Throughout 2012, during executive sessions of the seven meetings of the Contracts Committee, these Independent Directors/Trustees received and jointly evaluated information relevant to the consideration of: (1) the appropriateness of establishing a Consolidated Board; and (2) the qualifications of each Nominee and his or her ability to serve as an effective member of a Consolidated Board.  These executive sessions of the Independent Directors/Trustees culminated with a formal meeting of the Nominating Committee held on January 9, 2013, at which the Nominating Committee voted to recommend to the Board the nomination of each of the Nominees for election by shareholders.

Appendix N includes a copy of the Charter for the Nominating Committee.

Compliance Committee. The Board has established a Compliance Committee for the purposes of: (1) providing oversight with respect to compliance by the Portfolios and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Portfolios; and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of five Independent Directors/Trustees. The following Independent Directors/Trustees serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Jones currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets regularly four times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four meetings during the fiscal year ended December 31, 2012.

Indemnification of Directors/Trustees

Each Director/Trustee is entitled to be indemnified and held harmless by the Registrants from and against liabilities and expenses (“Liabilities”) the Director/Trustee may incur by reason of serving as a Director/Trustee, other than Liabilities the Director/Trustee would otherwise be subject to by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties (referred to as “Disabling Conduct”). The Registrants maintain errors and omissions and officers and directors liability insurance for the benefit of the Registrants and their officers and Directors/Trustees (“D&O Insurance”). Under the terms of the D&O Insurance, the Registrants are entitled to recover amounts paid by the Registrants to indemnify Directors/Trustees for Liabilities, subject to certain limitations. In circumstances in which a Registrant is not able to indemnify the Directors/Trustees, subject to certain limitations, the Directors/Trustees are entitled to protections directly under the D&O Insurance. In addition, under an Administration Agreement with each Registrant, ING Funds Services, LLC, Administrator to the Registrants, has agreed to provide a limited indemnification to the Registrant and the Independent Directors/Trustees for expenses that arise in connection with a civil claim or regulatory action brought against the Registrant or an Independent Director/Trustee arising from the Administrator’s failure to meet its contractual obligations in preparing the Registrant’s registration statement, and for an Independent Director/Trustee’s costs of defense of such a claim or action. The indemnification for an Independent Director/Trustee would not apply if: (1) coverage of the expenses is available to the Independent Director/Trustee from the Registrant or under the D&O Insurance; (2) the Independent Director/Trustee has engaged in Disabling Conduct; (3) the disclosure giving rise to the civil claim or regulatory action was provided by or on behalf of an Independent Director/Trustee for inclusion in the Registrant’s registration statement; or (4) such indemnification is not allowed under applicable law.

How will the committee structure change upon the creation of the Consolidated Board?

As noted above, the Board has determined that the committee structure currently utilized by the Other Board is well suited for oversight of the operations of the Portfolios and other funds in the ING Fund Complex. Accordingly, it is anticipated that, on or after the Election Effective Date, the Consolidated Board will take action to establish the same committee structure with respect to the Portfolios (the “New Committee Structure”). As part of the New Committee Structure, the Consolidated Board is expected to establish the following Committees: an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Review Committee for Domestic Equity Funds, an Investment Review Committee for International/Balanced/Fixed Income Funds, and a Nominating and Governance Committee. A description of each committee to be established under the New Committee Structure (and the anticipated membership of such committees) is set forth in Appendix K to this Proxy Statement.

What are the Directors/Trustees paid for their services?

Each Portfolio pays each Independent Director/Trustee a pro rata share: (1) an annual retainer of $66,000; (2) $7,500 for each in person meeting of the Board; (3) $7,500 for each Contracts Committee attended in person; (4) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (5) $2,500 per telephonic meeting; (6) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (7) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by each Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the ING Funds for which the Directors/Trustees serve in common as Directors/Trustees.

Beginning on or about the Election Effective Date, it is anticipated that each Portfolio will pay each Independent Director/Trustee a pro rata share (as described below) of the following compensation: (1) an annual retainer of $200,000; (2) an additional annual retainer of $80,000 to the Chairperson of the Board; (3) an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000 to the chairpersons of the Nominating and Governance Committee, Investment Review Committee for Domestic Equity Funds, Contracts Committee, Audit Committee, Investment Review Committee for International/Balanced/Fixed Income Funds, and Compliance Committee (each as described in Appendix K), respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by each Portfolio will be based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds in the ING Fund Complex.

Appendix O details the compensation paid to the Directors/Trustees by each Portfolio and by all the funds in the ING Fund Complex.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Directors/Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Director/Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Portfolio. Deferred amounts earn a return for the Independent Directors/Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Director/Trustee as if the Director/Trustee had invested the deferred amounts in such other ING Funds. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Portfolio.

How often does the Board meet?

The Board currently conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. Consistent with current practices of the Other Board, the Consolidated Board is expected to meet eight times a year. It is anticipated that six of these regular meetings will consist of sessions held over a two-day period and two of these meetings will consist of one-day sessions. In addition, during the course of the year, the Consolidated Board and many of its committees may hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings.

Who are the officers of the Registrants?

The Registrants’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Registrants, together with each such person’s position with the Registrants and principal occupation for the last five years, are listed in Appendix P.

What are the officers paid for their services?

The Registrants do not pay their officers for the services they provide to the Portfolios. Instead, the officers who are also officers or employees of ING Investments or its affiliates are compensated by ING Investments or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including a majority of the Independent Directors/Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each series of a Registrant will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of each Registrant voting at the Shareholder Meeting at which a quorum is present. Shareholders who vote “FOR” Proposal Three will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot or Voting Instruction Card.

PROPOSAL FOUR — APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS POLICY

ING Australia Index Portfolio	ING Money Market Portfolio
ING Balanced Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ING Emerging Markets Index Portfolio	ING RussellTM Large Cap Index Portfolio
ING Euro STOXX 50® Index Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING FTSE 100 Index® Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING Growth and Income Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Hang Seng Index Portfolio	ING RussellTM Small Cap Index Portfolio
ING Index Plus LargeCap Portfolio	ING Small Company Portfolio
ING Index Plus MidCap Portfolio	ING Strategic Allocation Conservative Portfolio
ING Index Plus SmallCap Portfolio	ING Strategic Allocation Growth Portfolio
ING Intermediate Bond Portfolio	ING Strategic Allocation Moderate Portfolio
ING International Index Portfolio	ING U.S. Bond Index Portfolio
ING Japan TOPIX Index® Portfolio	ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio

(each an “MoM Portfolio,” and collectively, the “MoM Portfolios”)

What is Proposal Four?

The MoM Portfolios and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Portfolio.” Shareholders of the MoM Portfolios have previously voted to permit the MoM Portfolios to operate as Manager-of-Managers Portfolios.

In January 2013, the MoM Portfolios and ING Investments filed an application for exemptive relief requesting a modification of the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”). Together, the Existing and Amended Relief would permit ING Investments to enter into and materially amend sub-advisory agreements with: (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the Adviser for that MoM Portfolio; (2) a sister company of the Adviser for that MoM Portfolio that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that indirectly or directly wholly owns the Adviser (each of (1) and (2) a “Wholly Owned Sub-Adviser” and collectively, the “Wholly Owned Sub-Advisers”); or (3) sub-advisers that are not “affiliated persons” (as defined in the 1940 Act) of the Adviser, other than by reason of serving as a sub-adviser to the MoM Portfolios (collectively, with the Wholly Owned Sub-Advisers, “Eligible Sub-Advisers”). Other mutual fund complexes have obtained exemptive relief similar to the Amended Relief; however, there can be no assurance that the SEC will issue an order based on the MoM Portfolio’s exemptive application.

Pursuant to the conditions proposed in the Amended Relief, the MoM Portfolios would not be permitted to rely on the Amended Relief unless, among other things, shareholders have approved a policy permitting ING Investments to enter into and materially amend any sub-advisory agreements with Wholly Owned Sub-Advisers without shareholder approval of the arrangement (the “Modified Manager-of-Managers Policy”). Shareholders are therefore asked to approve operation of the MoM Portfolios in accordance with the Modified Manager-of-Managers Policy. If Proposal Four were approved by shareholders, the MoM Portfolios would continue to seek shareholder approval of new or amended sub-advisory agreements with Wholly Owned Sub-Advisers unless and until the exemptive order requested by the Amended Relief is issued by the SEC.

Why is the Policy proposed?

The MoM Portfolios and ING Investments anticipate that the Amended Relief would give ING Investments greater flexibility to select, supervise and evaluate Wholly Owned Sub-Advisers without incurring the expense and potential delay of seeking specific shareholder approval to utilize its investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more Wholly Owned Sub-Advisers may be put into place promptly on a temporary basis, a MoM Portfolio must still call and hold a meeting of the MoM Portfolios’ shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the Amended Relief, the Board would be able to act more quickly and with less expense to appoint a Wholly Owned Sub-Adviser or materially amend an agreement with a Wholly Owned Sub-Adviser.

What are the proposed conditions of the Amended Relief?

 Under the terms of the Amended Relief, the MoM Portfolios and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC currently applicable under the Existing Relief. The MoM Portfolios would continue to obtain shareholder approval to enter into or materially modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, as is the case with the Existing Relief, under the conditions of the Amended Relief, within 90 days of entering into a new sub-advisory arrangement, shareholders would be required to be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

As with the Existing Relief, in order to rely on the Amended Relief, a majority of the Board must consist of Independent Directors/Trustees and the nomination of new or additional Independent Directors/Trustees must be at the discretion of the then existing Independent Directors/Trustees. The MoM Portfolios’ prospectuses must prominently discuss the Modified Manager-of-

Managers Policy, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board, including a majority of the Independent Directors/Trustees present at its September 12, 2012 meeting, approved the Modified Managers-of-Managers Policy and voted to recommend to shareholders that they approve the Proposal. The Board is recommending that the MoM Portfolios’ shareholders vote “FOR” the proposed Modified Manager-of-Managers Policy for the MoM Portfolios.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the Modified Manager-of-Managers Policy and to recommend approval of the Modified Manager-of-Managers Policy to shareholders, the Board, including the Independent Directors/Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Directors/Trustees were advised by Independent Counsel with respect to these matters.

After carefully considering the MoM Portfolios’ contractual arrangements under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of Wholly Owned Sub-Advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers regardless of whether they are wholly owned or unaffiliated.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors/Trustees, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements for Wholly Owned Sub-Advisers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors/Trustees, are required to annually review and consider for renewal of any such agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser are obligated to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Four will not result in an increase or decrease in the total amount of investment advisory fees paid by the MoM Portfolios to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the MoM Portfolios. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the MoM Portfolios to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the MoM Portfolios would continue to require shareholder approval. If shareholders approve Proposal Four, ING Investments, pursuant to the Current and Proposed Advisory Agreements and other agreements, will continue to provide the same level of management and administrative services to the MoM Portfolios as it is currently providing.

The Board concluded that it is appropriate to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers, including Wholly Owned Sub-Advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the MoM Portfolios to operate more efficiently. Currently, to appoint a Wholly Owned Sub-Adviser to a MoM Portfolio or to materially amend a sub-advisory agreement with a Wholly Owned Sub-Adviser, the MoM Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the MoM Portfolio’s shareholders. In addition, if a Wholly Owned Sub-Adviser to a MoM Portfolio is acquired or there is a change of control of the Wholly Owned Sub-Adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Registrants currently must seek approval of a new sub-advisory agreement from shareholders of each MoM Portfolio, even when there will be no change in the persons managing the MoM Portfolio. This process is time-consuming and costly, and some of the costs may be borne by each MoM Portfolio. Without the delay inherent in holding a shareholder meeting, ING Investments and the MoM Portfolios would be able to act more quickly to appoint a Wholly Owned Sub-Adviser with less expense when the Board and ING Investments believe that the appointment would benefit the MoM Portfolios.

What is the required vote?

Approval of Proposal Four by shareholders of a MoM Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each MoM Portfolio will vote separately on Proposal Four and all shareholders of all classes of shares of a MoM Portfolio will vote together as a single class on the Proposal. Because a significant percentage of shares of each MoM Portfolio are held by entities that may use proportional voting, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote for a MoM Portfolio. For more information on proportional voting, please see the section entitled “General Information — What are the voting rights and quorum requirements?”

What happens if shareholders do not approve Proposal Four?

 If shareholders of a MoM Portfolio do not approve the Modified Manager-of-Managers Policy, it will not be implemented and the MoM Portfolios will continue to obtain shareholder approval to enter into or materially amend sub-advisory agreements with Wholly Owned Sub-Advisers, unless otherwise permitted under the 1940 Act. The MoM Portfolios and ING Investments would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers regardless of whether the SEC issues the Amended Relief.

PROPOSAL FIVE — APPROVAL OF A CHANGE IN A FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

ING Money Market Portfolio (the “Money Market Portfolio”)

What is Proposal Five?

The 1940 Act requires a mutual fund to establish and disclose a fundamental policy regarding whether the mutual fund will concentrate in any industry. Under the 1940 Act, a “fundamental” investment policy is a policy that cannot be changed without the approval of a majority of the outstanding voting securities of the mutual fund. The Money Market Portfolio’s current fundamental investment policy on concentration generally restricts the Portfolio from purchasing any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry. At the Shareholder Meeting, shareholders will be asked to vote to approve modifying the Money Market Portfolio’s fundamental policy to clarify that the Portfolio may invest without limitation in certificates of deposit, fixed-time deposits, bankers acceptances, and other short-term instruments issued by banks that are otherwise eligible investments for the Portfolio under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio (collectively, “Banking Instruments”).

What is the proposed change to the fundamental investment policy on concentration?

The Money Market Portfolio’s current investment policy regarding concentration, states that the Portfolio may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations there under and any exemptive relief obtained by the Portfolio.

If approved by the Money Market Portfolio’s shareholders, the Portfolio’s investment policy regarding concentration will be changed in the manner marked below to state that the Portfolio may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions;  (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations there under and any exemptive relief obtained by the Portfolio; and (c) this restriction will not limit the Portfolio’s investments in certificates of deposit, fixed-time deposits, bankers acceptances and other short-term instruments issued by banks that are otherwise eligible investments for the Portfolio under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio.

Why is a change to the fundamental investment policy on concentration proposed?

As mentioned above, the 1940 Act requires a fund to designate as fundamental, its policy with respect to whether a fund concentrates in a particular industry. The Money Market Portfolio’s current fundamental investment policy on concentration specifies that the Portfolio will not concentrate (i.e. it will not purchase any securities that will cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry). Additionally, the Money Market Portfolio currently has a non-fundamental investment policy (i.e., a policy that may be modified without the approval of a majority of the outstanding voting securities of the Portfolio) which states that certificates of deposit, fixed-time deposits, bankers acceptances, and certain other instruments issued by banks are not considered investments in the banking industry for purposes of the fundamental investment policy on concentration. Consistent with this non-fundamental investment policy, the Money Market Portfolio is permitted to invest without limitation in Banking Instruments. The proposed amendment to the fundamental investment policy on concentration is designed to eliminate any ambiguity regarding the authority of the Money Market Portfolio to invest without limitation in Banking Instruments consistent with its fundamental policies. Accordingly, implementation of the proposed amendment to the Money Market Portfolio’s fundamental policy on concentration will not result in any change in the investment strategies used by the Money Market Portfolio to pursue its investment objective.

What is the recommendation of the Board?

 Based upon its review, the Board, including a majority of the Independent Directors/Trustees present at its December 12, 2012 meeting, approved the proposed change to the Money Market Portfolio’s fundamental investment policy on concentration and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Money Market Portfolio’s shareholders vote “FOR” the proposed change to the fundamental investment policy, as discussed in this Proxy Statement.

What is the required vote?

Approval of Proposal Five by shareholders of the Money Market Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of the Money Market Portfolio will vote separately on Proposal Five and all shareholders of all classes of shares of the Money Market Portfolio will vote together as a single class on the Proposal. Because a significant percentage of shares of the Money Market Portfolio are held by entities that may use proportional voting, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. For more information on proportional voting, please see the section entitled “General Information — What are the voting rights and quorum requirements?”

 What happens if shareholders do not approve Proposal Five?

If the Money Market Portfolio’s shareholders do not approve Proposal Five, the Money Market Portfolio will continue to operate subject to the current fundamental investment policy on concentration, and the Board will determine what action, if any, should be taken.

GENERAL INFORMATION

Who is asking for my vote?

The Board is soliciting your vote. With respect to ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., and ING Variable Portfolios, Inc., this meeting is designated as an annual meeting of shareholders. With respect to each other Registrant, this meeting is designated as a special meeting of shareholders.

How is my proxy being solicited?

The Portfolios have retained D.F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $41,270 which will be paid by ING Investments or an affiliate. As the date of the Shareholder Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolios. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot or Voting Instruction Card, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, they are not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot or Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Shareholder Meeting, you may contact the Solicitor toll-free at (800) 628-8528. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Proxy Ballot or Voting Instruction Card. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the relevant Portfolio a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Shareholder Meeting in person may vote by ballot at the Shareholder Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of each Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. With respect to each Portfolio except the Money Market Portfolio, a majority of shares entitled to vote shall constitute a quorum at any meeting of the shareholders. With respect to the Money Market Portfolio, one fourth of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Portfolios at the close of business on the Record Date will be entitled to be present and give voting instructions for the Portfolios at the Shareholder Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 P.M. on April 21, 2013. Appendix Q sets forth the number of shares of each Portfolio issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Registrant and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

With respect to Variable Contract Holders, your Separate Account is the record owner of shares of the Portfolios; however, as a Variable Contract Holder you are permitted to instruct your Participating Insurance Company as to how to vote on the matters listed in the Notice of Shareholder Meeting. Where Variable Contract Holders fail to give instructions as to how to vote their shares, the Participating Insurance Companies will use proportional voting, as explained in the following paragraph. With respect to Plan Participants, your Qualified Plan is the record owner of shares of the Portfolios; however, as a Plan Participant you may be asked to provide instructions to your Qualified Plan trustee as to how to vote on the matters listed in the Notice of Shareholder Meeting. Where Plan Participants are asked, but fail to give instructions as to how to vote their shares, the Qualified Plan trustee may use proportional voting.

Proportional voting means that a Participating Insurance Company or Qualified Plan trustee may vote the shares in proportion to the instructions provided to them by other Variable Insurance Holders or Plan Participants. Under proportional voting, if a large number of Variable Contract Holders or Plan Participants fail to give voting instructions, a small number of Variable Contract Holders or Plan Participants may determine the outcome of a vote. The Portfolios do not impose a minimum percentage of voting instructions be received before counting the Separate Accounts and Qualified Plans as shareholders of a Portfolio.

Because a significant percentage of each Portfolio’s shares are held by Separate Accounts, the presence of such Participating Insurance Companies at the Shareholder Meeting shall be sufficient to constitute quorum for the transaction of business at the Shareholder Meeting.

Appendix R hereto lists the persons that, as of February 1, 2013 owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolios.

Who are the Portfolios’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Portfolios. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of each Portfolio for fiscal years ended December 31, 2011 and December 31, 2012.

As part of its oversight of each Portfolio’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Portfolio’s financial statements for the fiscal year ended December 31, 2011. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Portfolios’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as independent public accounting firm for each Portfolio for the fiscal year ending December 31, 2012.

The fees paid to KPMG for professional audit services during the Portfolios’ fiscal years ended December 31, 2011 and December 31, 2012, amounts billed for other services rendered by KPMG to the Portfolios, and the aggregate non-audit fees billed by KPMG for services rendered to the Portfolio, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Portfolios for the fiscal years ended December 31, 2011 and December 31, 2012 are described in Appendix S.

All of the services provided by the Portfolios’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Portfolios by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Portfolio provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Portfolios (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Portfolios, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Portfolios is compatible with maintaining the independence of KPMG.

KPMG has advised the Portfolios that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Portfolios. Representatives of KPMG are not expected to be at the Shareholder Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolios are not required to hold shareholder meetings annually and currently do not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws. As of the date of this Proxy Statement, no shareholder proposals have been submitted for this Shareholder Meeting.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Director/Trustee. Such communications should be sent to the Portfolios’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Shareholder Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Shareholder Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Portfolios will not pay the expenses in connection with the Notice of Shareholder Meeting, this Proxy Statement, or the meeting of shareholders (including any postponements or adjournments thereof). ING Investments or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be $1.1 million.

In order that the presence of a quorum at the Shareholder Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Theresa K. Kelety
Secretary

March 18, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Portfolios.

Portfolio	Portfolio Managers
ING Australia Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Balanced Portfolio

Christopher F. Corapi, Portfolio Manager (since 04/10)

Christine Hurtsellers, CFA, Portfolio Manager (since 01/09)

Heather Hackett, CFA, Portfolio Manager (since 04/10)

Paul Zemsky, CFA, Portfolio Manager (since 04/07)

ING Emerging Markets Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Euro STOXX 50® Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING FTSE 100 Index® Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Growth and Income Portfolio	Christopher F. Corapi, Portfolio Manager (since 02/04) Michael Pytosh, Portfolio Manager (since 05/09)
ING Hang Seng Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Index Plus LargeCap Portfolio ING Index Plus MidCap Portfolio ING Index Plus SmallCap Portfolio	Vincent Costa, Portfolio Manager (since 05/06) Christopher Corapi, Portfolio Manager (since 04/12)
ING Intermediate Bond Portfolio	Christine Hurtsellers, CFA, Portfolio Manager (since 01/09) Matthew Toms, CFA, Portfolio Manager (since 08/10) Michael Mata, Portfolio Manager (since 08/10)
ING International Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Japan TOPIX Index® Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Money Market Portfolio	David S. Yealy, Portfolio Manager (since 11/04)

ING RussellTM Large Cap Growth Index Portfolio

ING RussellTM Large Cap Index Portfolio

ING RussellTM Large Cap Value Index Portfolio

ING RussellTM Mid Cap Growth Index Portfolio

ING RussellTM Mid Cap Index Portfolio

ING RussellTM Small Cap Index Portfolio

Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)
ING Small Company Portfolio	Steve Salopek, Portfolio Manager (since 07/05) Joseph Basset, Portfolio Manager (since 05/06) James Hasso, Portfolio Manager (since 04/12)
ING Strategic Allocation Conservative Portfolio ING Strategic Allocation Growth Portfolio ING Strategic Allocation Moderate Portfolio	Paul Zemsky, CFA, Portfolio Manager (since 04/07) Heather Hackett, CFA, Portfolio Manager (since 01/09)
ING U.S. Bond Index Portfolio	Bob Kase, Portfolio Manager (since 02/12) Matthew Toms, Portfolio Manager (since 02/12) Michael Mata, Portfolio Manager (since 02/12)
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker — Director, Chairman and Chief Executive Officer

Michael J. Gioffre — Chief Compliance Officer

Mark D. Weber — Director and Executive Vice President

Shaun P. Mathews — Director and Executive Vice President

Christine L. Hurtsellers — Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for the fiscal year ended December 31, 2012.

	Administrative Services Fees	Fees Paid to the Distributor	Affiliated Brokerage Commissions
Portfolio	($)	($)	($)
ING Australia Index Portfolio	197,587	15	None
ING Balanced Portfolio	295,356	15,040	None
ING Emerging Markets Index Portfolio	63,423	37	None
ING Euro STOXX 50® Index Portfolio	690,822	28,862	None
ING FTSE 100 Index® Portfolio	552,790	13,872	None
ING Growth and Income Portfolio	2,240,180	8,473,082	None
ING Hang Seng Index Portfolio	149,227	130,324	None
ING Index Plus LargeCap Portfolio	377,064	334,510	None
ING Index Plus MidCap Portfolio	341,662	301,061	None
ING Index Plus SmallCap Portfolio	151,772	222,435	None
ING Intermediate Bond Portfolio	1,316,519	3,244,933	None
ING International Index Portfolio	353,117	226,767	None
ING Japan TOPIX Index® Portfolio	429,634	32,029	None
ING Money Market Portfolio	586,927	449	None
ING RussellTM Large Cap Growth Index Portfolio	414,708	444,536	None
ING RussellTM Large Cap Index Portfolio	570,951	1,163,603	None
ING RussellTM Large Cap Value Index Portfolio	103,163	148,991	None
ING RussellTM Mid Cap Growth Index Portfolio	288,908	715,740	None
ING RussellTM Mid Cap Index Portfolio	1,607,904	619,615	None
ING RussellTM Small Cap Index Portfolio	758,522	636,732	None
ING Small Company Portfolio	330,196	305,602	None
ING Strategic Allocation Conservative Portfolio	46,249	3,791	None
ING Strategic Allocation Growth Portfolio	79,223	1,596	None
ING Strategic Allocation Moderate Portfolio	79,377	2,935	None
ING U.S. Bond Index Portfolio	3,969,012	731,750	None
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	177,998	447,678	None

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust/Company] (the “[Trust/Company]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the [Trust/Company] is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the [Trust/Company] is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the [Trust/Company] may offer shares of additional series in the future;

WHEREAS, the [Trust/Company] desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company];

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.     Appointment. The [Trust/Company] hereby appoints the Adviser, subject to the direction of the Board of [Trustee/Director]s, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the [Trust/Company] (individually and collectively referred to herein as “Series”). The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the [Trust/Company] establishes and designates additional series with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the [Trust/Company] in writing, whereupon such additional series shall become a Series hereunder.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of [Trustee/Director]s of the [Trust/Company], the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The [Trust/Company] and Adviser understand and agree that the Adviser may manage each Series in a “manager-of-managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”): (1) continually evaluate the performance of any Sub-Adviser to the [Trust/Company]; and (2) periodically make recommendations to the [Trust/Company]’s Board of [Trustee/Director]s regarding the results of its evaluation and monitoring functions. The [Trust/Company] recognizes that, subject to the approval of the Board of [Trustee/Director]s of the [Trust/Company], a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to the applicable SEC order.

2.     Services of the Adviser. The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of [Trustee/Director]s of the [Trust/Company], the Adviser shall provide the following advisory, management, and other services with respect to the Series:

(a)   Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the [Trust/Company]’s [Trustee/Director]s, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s registration statement, as may be supplemented or amended from time to time (the “Registration Statement”), which management may be provided by others selected by the Adviser and approved by the Board of [Trustee/Director]s as provided below or directly by the Adviser as provided in Section 3 of this Agreement;

(b)   Render to the Board of [Trustee/Director]s of the [Trust/Company] such periodic and special reports as the Board of [Trustee/Director]s may reasonably request; and

(c)   Make available its officers and employees to the Board of [Trustee/Director]s and officers of the [Trust/Company] for consultation and discussions regarding the administration and management of the Series and services provided to the [Trust/Company] under this Agreement.

3.     Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s

Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a)   Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;;

(b)   prepare and present periodic reports to the Board of [Trustee/Director]s regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c)   review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d)   review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of [Trustee/Director]s;

(e)   perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f)    supervise Sub-Advisers with respect to the services that each such Sub-Adviser provides under each Sub-Adviser’s respective portfolio management agreement (each, a “Sub-Adviser Agreement”);

(g)   assist the Board of [Trustee/Director]s and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Adviser Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h)   monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable laws;

(i)    If appropriate, analyze and recommend for consideration by the [Trust/Company]’s Board of [Trustee/Director]s termination of a Sub-Adviser Agreement under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j)    identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of [Trustee/Director]s a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k)   designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l)    perform such other review and reporting functions as the Board of [Trustee/Director]s shall reasonably request consistent with this Agreement and applicable law.

4.     Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the [Trust/Company]’s Board of [Trustee/Director]s, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale, or any offering, of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement filed with the SEC, as amended. Furthermore:

(a)   The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the [Trust/Company] or counsel to the Adviser.

(b)   The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, and the provisions of the Registration Statement.

(c)   On occasions when the Adviser deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company] and to such other clients.

(d)   In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the [Trust/Company] on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian.

(e)   The Adviser will assist the custodian or portfolio accounting agent for the [Trust/Company] in determining, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] and any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)    The Adviser will make available to the [Trust/Company], promptly upon request, any of the Series’ or the Adviser’s investment records and ledgers as are necessary to assist the [Trust/Company] in complying with the requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(g)   The Adviser will regularly report to the [Trust/Company]’s Board of [Trustee/Director]s on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board of [Trustee/Director]s with respect to the Series such periodic and special reports as the [Trustee/Director]s may reasonably request.

(h)   In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the [Trust/Company], which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company], by other aspects of the portfolio execution services offered. Subject to such policies as the Board of [Trustee/Director]s may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of [Trustee/Director]s of the [Trust/Company] indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.     Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the [Trust/Company] and with the instructions and directions of the Board of [Trustee/Director]s of the [Trust/Company] and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.     Exclusivity. The services of the Adviser to the [Trust/Company] under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.     Records. The [Trust/Company] agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the [Trust/Company] with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the [Trust/Company] and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

8.     Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the [Trust/Company] under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the [Trustee/Director]s of the [Trust/Company] who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The [Trust/Company] shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each [Trust/Company]’s net asset value; taxes, if any, and the preparation of the [Trust/Company]’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the [Trust/Company] under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the [Trust/Company] under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and [Trustee/Director] meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of [Trustee/Director]s of the [Trust/Company] who are not employees of the Adviser or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the [Trust/Company] shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the [Trust/Company] is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the [Trust/Company] only to the extent of its costs for such services.

9.     Compensation. For the services provided by the Adviser to each Series pursuant to this Agreement, the [Trust/Company] will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the [Trust/Company] as provided in Section 7. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the [Trust/Company] and the Adviser.

10.  Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the [Trust/Company].

11.  Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement, unless earlier terminated as provided herein with respect to any such Series, this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to such a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, this Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of [Trustee/Director]s, including a majority of those [Trustee/Director]s who are not interested persons (as such term is defined in the 1940 Act) of the [Trust/Company] or the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless earlier terminated as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to approve or continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the [Trust/Company] at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

12.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the [Trust/Company]. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of [Trustee/Director]s and the Adviser.

13.  Use of Names. It is understood that the names “ING” and “ING Investments, LLC” or any derivatives thereof or logos associated with those names is the valuable property of the Adviser and its affiliates, and that the [Trust/Company] and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such [Trust/Company] and/or Series. Upon termination of this Agreement, the [Trust/Company] (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the [Trust/Company], shall promptly amend its Articles of Incorporation to change its name (if such names are included therein).

14.  Miscellaneous.

(a)   This Agreement is made for the benefit of the [Trust/Company] and the Advisers, and is not intended to benefit any third party or be enforceable by any third party.

(b)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(c)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

(e)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by each IIL Portfolio’s shareholders, the advisory fee schedule, any contractual limits on expenses that the Adviser has entered into with respect to the Portfolios, and the amount of the advisory fees paid to the Adviser for the fiscal year ended December 31, 2012.

Portfolio	Date Approved	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
		(as a % of average daily net assets)	(%)	($)
ING Australia Index Portfolio(1)	02/28/11	0.60%	N/A	1,185,539
ING Balanced Portfolio	02/20/02	0.50%	N/A	2,685,112
ING Emerging Markets Index Portfolio(2)	11/30/11	0.55%	N/A	348,829
ING Euro STOXX 50® Index Portfolio(3)	08/04/09	0.60%	N/A	4,144,954
ING FTSE 100 Index® Portfolio(3)	08/04/09	0.60%	N/A	3,316,780
ING Growth and Income Portfolio	02/20/02	0.50% on first $10 billion; 0.45% on next $5 billion; and 0.425% in excess of $15 billion.	N/A	20,371,271
ING Hang Seng Index Portfolio(4)	04/22/09	0.60% on first $250 million; 0.50% on the next $250 million; and 0.45% thereafter.	N/A	895,374
ING Index Plus LargeCap Portfolio(5)	02/20/02	0.35%	Class I: 0.55 Class S: 0.80	2,399,537
ING Index Plus MidCap Portfolio(5)	02/20/02	0.40%	Class I: 0.60 Class S: 0.85	2,484,880
ING Index Plus SmallCap Portfolio(5)	02/20/02	0.40%	Class I: 0.60 Class S: 0.85	1,103,822
ING Intermediate Bond Portfolio	02/20/02	0.40%	N/A	9,574,921
ING International Index Portfolio(5)	03/07/08	0.38% on first $500 million; 0.36% on next $500 million; and 0.34% thereafter.	Class ADV: 1.00 Class I: 0.50 Class S: 0.75 Class S2: 0.90	1,341,863
ING Japan TOPIX Index® Portfolio(3)	08/04/09	0.60%	N/A	2,577,835
ING Money Market Portfolio	02/20/02	0.25%	Other(6)	2,667,905
ING RussellTM Large Cap Growth Index Portfolio(7)	04/22/09	0.45% on first $500 million; 0.43% on next $500 million; and 0.41% thereafter.	Class ADV: 1.00 Class I: 0.50 Class S: 0.75	1,866,216
ING RussellTM Large Cap Index Portfolio(5)	03/07/08	0.25% on first $1 billion; 0.23% on next $1 billion; and 0.21% thereafter.	Class ADV: 0.87 Class I: 0.37 Class S: 0.62 Class S2: 0.77	1,427,398
ING RussellTM Large Cap Value Index Portfolio(7)	04/22/09	0.45% on first $250 million; 0.35% on the next $250 million; and 0.30% thereafter.	Class ADV: 1.00 Class I: 0.50 Class S: 0.75	464,242
ING RussellTM Mid Cap Growth Index Portfolio(4)	04/22/09	0.45% on first $500 million; 0.43% on the next $500 million; and 0.41% thereafter.	N/A	1,300,109
ING RussellTM Mid Cap Index Portfolio(5)	03/07/08	0.31% on first $2 billion; 0.24% on next $2 billion; and 0.18% thereafter.	Class ADV: 0.93 Class I: 0.43 Class S: 0.68 Class S2: 0.83	4,984,549
ING RussellTM Small Cap Index Portfolio(5)	03/07/08	0.33% on first $1 billion; 0.31% on next $1 billion; and 0.29% thereafter.	Class ADV: 0.95 Class I: 0.45 Class S: 0.70 Class S2: 0.85	2,503,162
ING Small Company Portfolio(5)	02/20/02	0.75%	Class ADV: 1.45 Class I: 0.95 Class S: 1.20 Class S2: 1.35	4,502,767
ING Strategic Allocation Conservative Portfolio(8)	12/17/07	0.08% invested in Underlying Funds(9) 0.60% held in direct investments(10)	Class I: 0.65 Class S: 0.90	67,273

Portfolio	Date Approved	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
		(as a % of average daily net assets)	(%)	($)
ING Strategic Allocation Growth Portfolio(11)	12/17/07	0.08% invested in Underlying Funds(9) 0.60% held in direct investments(10)	Class I: 0.71 Class S: 0.96	115,236
ING Strategic Allocation Moderate Portfolio(8)	12/17/07	0.08% invested in Underlying Funds(9) 0.60% held in direct investments(10)	Class I: 0.70 Class S: 0.95	115,460
ING U.S. Bond Index Portfolio(5)	03/07/08	0.32% on first $500 million; 0.30% on next $500 million; 0.28% on next $1 billion; 0.26% on next $2 billion; and 0.24% in excess of $4 billion.	Class ADV: 0.95 Class I: 0.45 Class S: 0.70 Class S2: 0.85	11,188,702
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio(5)	01/27/08	0.46% on all first $500 million; 0.43% on the next $500 million; and 0.41% in excess of $1 billion.	Class ADV: 1.34 Class S: 1.09 Class S2: 1.24	818,803

(1)                   ING Investments is contractually obligated to waive 0.25% of the advisory fee through May 1, 2014. There is no guarantee that the advisory fee waiver will continue after May 1, 2014. The advisory fee waiver is not eligible for recoupment. The advisory fee waiver may only be terminated with the prior approval of the Board.

(2)                   ING Investments is contractually obligated to waive 0.15% of the advisory fee through May 1, 2014. There is no guarantee that the advisory fee waiver will continue after May 1, 2014. The advisory fee waiver is not eligible for recoupment. The advisory fee waiver may only be terminated with the prior approval of the Board.

(3)                   ING Investments is contractually obligated to waive 0.25% of the advisory fee through August 5, 2013. There is no guarantee that the advisory fee waiver will continue after August 5, 2013. The advisory fee waiver is not eligible for recoupment. The advisory fee waiver may only be terminated with the prior approval of the Board.

(4)                   ING Investments is contractually obligated to waive 0.10% of the advisory fee through May 1, 2013. There is no guarantee that the advisory fee waiver will continue after May 1, 2013. The advisory fee waiver will only renew if the adviser elects to renew it and it is not eligible for recoupment. The advisory fee waiver may only be terminated with the prior approval of the Board.

(5)                   ING Investments is contractually obligated to limit expenses to the above stated rate(s) through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board.  The obligation is subject to possible recoupment by ING Investments within three years.

(6)                   ING Investments and the distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of ING Money Market Portfolio in order to maintain a net yield of not less than zero through May 1, 2014. This obligation may only be terminated with the prior approval of the Board.

(7)                   ING Investments is contractually obligated to limit expenses to the above stated rate(s) through May 1, 2013. There is no guarantee the obligation will continue after May 1, 2013. The obligation will only renew if ING Investments elects to renew it. Also ING Investments is contractually obligated to waive 0.10% of the advisory fee through May 1, 2013. There is no guarantee that the advisory fee waiver will continue after May 1, 2013. These obligations are not eligible for recoupment. These obligations waiver may only be terminated with the prior approval of the Board.

(8)                   ING Investments is contractually obligated to limit expenses to the above stated rate(s) through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board.  The obligation is subject to possible recoupment by ING Investments within three years. The advisory fee waiver may only be terminated with the prior approval of the Board.

(9)                   “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on April 4, 2008.

(10)            “Direct Investments” shall mean assets which are not Underlying Funds.

(11)            ING Investments is contractually obligated to limit expenses to 0.75% and 1.00% for Class I and Class S shares, respectively, through May 1, 2013. The obligation will automatically renew for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board.  The obligation is subject to possible recoupment by ING Investments within three years. In addition, the adviser is contractually obligated to further limit expenses to 0.71% and 0.96% for Class I and Class S shares, respectively, through May 1, 2013. This obligation is subject to possible recoupment by the adviser within three years. This obligation may only be terminated with the prior approval of the Board. These obligations do not extend to interest, taxes, brokerage commissions and extraordinary expenses.

APPENDIX F: COMPENSATION PAID TO THE ADVISER BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments (or its affiliate Directed Services LLC) and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Growth and Capital Appreciation

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING American Century Small-Mid Cap Value Portfolio	1.00%	260,232,234
ING American Funds International Portfolio	N/A	1,051,291,496
ING American Funds World Allocation Portfolio	0.10%	188,187,431
ING Baron Growth Portfolio	0.85%	786,886,426
ING BlackRock Health Sciences Opportunities Portfolio	0.75%	236,847,763
ING BlackRock Large Cap Growth Portfolio	0.80%	336,032,711
ING BlackRock Science and Technology Opportunities Portfolio	0.95%	309,554,957
ING Columbia Small Cap Value II Portfolio	0.75%	159,437,611
ING Corporate Leaders 100 Fund	0.40%	10,933,890
ING DFA World Equity Portfolio	0.25%	168,454,543
ING Diversified International Fund	0.00%	127,363,072
ING Emerging Markets Equity Fund	1.00%	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	N/A	315,114,645
ING Fidelity® VIP Equity-Income Portfolio	N/A	17,125,705
ING Fidelity® VIP Mid Cap Portfolio	N/A	40,737,580
ING FMRSM Diversified Mid Cap Portfolio	0.64%	1,063,192,525
ING Franklin Mutual Shares Portfolio	0.78%	453,317,900
ING Franklin Templeton Founding Strategy Portfolio	0.00%	790,126,255
ING Global Equity Dividend Fund	0.70%	80,012,511
ING Global Natural Resources Fund	0.85%	113,060,338
ING Global Opportunities Fund	0.90%	66,130,188
ING Global Resources Portfolio	0.64%	747,844,897
ING Growth Opportunities Fund	0.75%	78,252,231
ING International Core Fund	0.75%	354,694,943
ING International Growth Fund	0.75%	153,207,303
ING International SmallCap Fund	1.00%	308,099,617
ING International Value Choice Fund	1.00%	29,935,422
ING International Value Equity Fund	0.88%	640,267,086
ING International Value Fund	1.00%	726,771,787
ING International Value Portfolio	0.80%	133,575,264
ING JPMorgan Emerging Markets Equity Portfolio	1.25%	901,322,006
ING JPMorgan Mid Cap Value Portfolio	0.75%	464,736,331
ING JPMorgan Small Cap Core Equity Portfolio	0.87%	466,001,538
ING Large Cap Growth Fund	0.70%	36,101,902
ING Large Cap Growth Portfolio	0.55%	3,623,310,235
ING Marsico Growth Portfolio	0.82%	499,182,880
ING Mid Cap Value Fund	0.46%	221,475,491
ING MidCap Opportunities Fund	0.75%	751,108,601
ING MidCap Opportunities Portfolio	0.69%	1,138,815,428
ING Morgan Stanley Global Franchise Portfolio	0.96%	449,828,917
ING Oppenheimer Active Allocation Portfolio	0.25%	50,941,748
ING Oppenheimer Global Portfolio	0.60%	1,597,341,981
ING Pioneer Mid Cap Value Portfolio	0.64%	630,258,187
ING Russia Fund	1.25%	328,558,548
ING Small Company Fund	0.83%	344,448,542
ING Small Company Portfolio	0.75%	580,429,719
ING SmallCap Opportunities Fund	0.90%	176,082,950
ING SmallCap Opportunities Portfolio	0.75%	22,430,995
ING SMID Cap Equity Fund	0.45%	113,924,250
ING Solution Aggressive Growth Portfolio	0.10%	23,664,208
ING Solution Conservative Portfolio	0.10%	15,109,158

Growth and Capital Appreciation

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Solution Growth Portfolio	0.10%	43,578,224
ING Strategic Allocation Growth Portfolio	0.08%	143,684,650
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%	710,030,758
ING T. Rowe Price Growth Equity Portfolio	0.60%	1,157,500,136
ING T. Rowe Price International Stock Portfolio	0.54%	229,442,483
ING Templeton Foreign Equity Portfolio	0.78%	1,073,081,321
ING Templeton Global Growth Portfolio	0.91%	528,585,959
ING Value Choice Fund	0.90%	511,505,295

Income

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Floating Rate Fund	0.55%	258,532,246
ING Franklin Income Portfolio	0.63%	826,777,470
ING Global Advantage and Premium Opportunity Fund*	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund*	1.00%	976,610,401
ING Global Target Payment Fund	0.08%	81,593,802
ING GNMA Income Fund	0.47%	982,358,538
ING International High Dividend Equity Income Fund*	1.00%	82,211,430
ING Limited Maturity Bond Portfolio	0.27%	398,420,416
ING Liquid Assets Portfolio	0.27%	1,270,531,981
ING MFS Total Return Portfolio	0.70%	851,009,296
ING Prime Rate Trust*	0.80%	1,215,271,147
ING Senior Income Fund*	0.80%	768,394,035
ING Strategic Income Fund	N/A	N/A

Index

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Australia Index Portfolio	0.60%	205,282,190
ING Emerging Markets Index Portfolio	0.55%	112,841,978
ING Euro STOXX 50® Index Portfolio	0.60%	731,117,570
ING FTSE 100 Index® Portfolio	0.60%	555,644,567
ING Hang Seng Index Portfolio	0.60%	161,864,364
ING International Index Portfolio	0.38%	446,398,375
ING Japan TOPIX Index® Portfolio	0.60%	443,901,272
ING Russell™ Large Cap Growth Index Portfolio	0.45%	392,545,224
ING Russell™ Large Cap Index Portfolio	0.25%	622,227,412
ING Russell™ Large Cap Value Index Portfolio	0.45%	119,977,061
ING Russell™ Mid Cap Growth Index Portfolio	0.45%	277,929,535
ING Russell™ Mid Cap Index Portfolio	0.31%	1,717,614,445
ING Russell™ Small Cap Index Portfolio	0.33%	794,363,370
ING U.S. Bond Index Portfolio	0.28%	4,029,455,459
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46%	182,634,283

Money Market

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Money Market Fund	0.40%	274,278,923
ING Money Market Portfolio	0.25%	988,007,840

Target Date

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Index Solution 2015 Portfolio	0.10%	271,342,664
ING Index Solution 2020 Portfolio	0.10%	17,194
ING Index Solution 2025 Portfolio	0.10%	384,841,171
ING Index Solution 2030 Portfolio	0.10%	17,860
ING Index Solution 2035 Portfolio	0.10%	291,543,887
ING Index Solution 2040 Portfolio	0.10%	18,174
ING Index Solution 2045 Portfolio	0.10%	168,599,986
ING Index Solution 2050 Portfolio	0.10%	18,011
ING Index Solution 2055 Portfolio	0.10%	27,590,784
ING Retirement Solution 2020 Fund	N/A	N/A
ING Retirement Solution 2025 Fund	N/A	N/A
ING Retirement Solution 2030 Fund	N/A	N/A
ING Retirement Solution 2035 Fund	N/A	N/A
ING Retirement Solution 2040 Fund	N/A	N/A
ING Retirement Solution 2045 Fund	N/A	N/A
ING Retirement Solution 2050 Fund	N/A	N/A
ING Retirement Solution 2055 Fund	N/A	N/A
ING Solution 2015 Portfolio	0.10%	744,309,480
ING Solution 2020 Portfolio	0.10%	17,770
ING Solution 2025 Portfolio	0.10%	1,248,976,633
ING Solution 2030 Portfolio	0.10%	18,253
ING Solution 2035 Portfolio	0.10%	1,078,645,616
ING Solution 2040 Portfolio	0.10%	18,770
ING Solution 2045 Portfolio	0.10%	703,805,762
ING Solution 2050 Portfolio	0.10%	18,749
ING Solution 2055 Portfolio	0.10%	51,074,971

Total Return

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING American Funds Asset Allocation Portfolio	N/A	404,446,078
ING American Funds Global Growth and Income Portfolio	N/A	14,822,842
ING American Funds International Growth and Income Portfolio	N/A	11,154,407
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Balanced Portfolio	0.50%	525,977,554
ING BlackRock Inflation Protected Bond Portfolio	0.40%	1,202,490,078
ING Bond Portfolio	0.21%	460,990,044
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	299,239,966
ING Clarion Real Estate Portfolio	0.72%	665,393,562
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	11,910,747
ING Diversified Emerging Markets Debt Fund	N/A	N/A
ING Emerging Markets Corporate Debt Fund	N/A	41,121
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets Hard Currency Debt Fund	N/A	41,121
ING Emerging Markets High Dividend Equity Fund*	1.15%	319,564,644
ING Emerging Markets Local Currency Debt Fund	N/A	41,121
ING GET U.S. Core Portfolio - Series 11	0.60%	6,983,881
ING GET U.S. Core Portfolio - Series 12	0.60%	9,596,375
ING GET U.S. Core Portfolio - Series 13	0.60%	16,183,960
ING GET U.S. Core Portfolio - Series 14	0.60%	34,491,488
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	411,073,370
ING Global Real Estate Fund	0.71%	3,436,556,103

Total Return

Fund/Portfolio	Effective Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Goldman Sachs Commodity Strategy Portfolio	0.83%	94,644,555
ING Growth and Income Core Portfolio	0.65%	123,476,441
ING Growth and Income Portfolio	0.50%	3,891,473,650
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	644,145,998
ING Index Plus MidCap Portfolio	0.40%	610,870,784
ING Index Plus SmallCap Portfolio	0.40%	263,893,971
ING Index Solution Income Portfolio	0.10%	188,951,094
ING Infrastructure, Industrials and Materials Fund*	1.00%	394,265,188
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,267,185,374
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	331,115,250
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	720,067,817
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	534,172,802
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	357,136,791
ING MFS Utilities Portfolio	0.60%	592,641,095
ING PIMCO High Yield Portfolio	0.49%	1,001,651,532
ING PIMCO Total Return Bond Portfolio	0.56%	3,656,148,349
ING PIMCO Total Return Portfolio	0.46%	1,304,923,866
ING Pioneer Fund Portfolio	0.72%	77,867,328
ING Pioneer High Yield Portfolio	0.60%	108,386,847
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	678,807,054
ING Retirement Growth Portfolio	0.14%	4,419,758,210
ING Retirement Moderate Growth Portfolio	0.14%	3,023,047,393
ING Retirement Moderate Portfolio	0.14%	1,816,085,045
ING Retirement Solution Income Fund	N/A	N/A
ING Risk Managed Natural Resources Fund*	1.00%	298,724,915
ING Short Term Bond Fund	N/A	N/A
ING Solution Income Portfolio	0.10%	211,957,611
ING Solution Moderate Portfolio	0.10%	45,735,008
ING Strategic Allocation Conservative Portfolio	0.08%	82,929,556
ING Strategic Allocation Moderate Portfolio	0.08%	143,393,428
ING T. Rowe Price Capital Appreciation Portfolio	0.64%	4,319,986,474
ING T. Rowe Price Equity Income Portfolio	0.64%	1,462,883,349
ING U.S. Stock Index Portfolio	0.26%	4,316,486,823
ING UBS U.S. Large Cap Equity Portfolio	0.70%	137,822,971

* Rates are as a percentage of average daily managed assets.

APPENDIX G: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Trust/Company] (the “[Trust/Company]”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the [Trust/Company] is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the [Trust/Company] may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the [Trust/Company] has retained the Manager to render advisory and management services with respect to certain of the [Trust/Company]’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the [Trust/Company], and the Sub-Adviser is willing to furnish such services to the [Trust/Company] and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.              Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the [Trust/Company] set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the [Trust/Company] designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement. The Manager and the Sub-Adviser shall execute an amended Schedule A.

2.              Sub-Adviser Duties. Subject to the supervision of the [Trust/Company]’s Board of [Directors/Trustees] and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s registration statement under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act, as may be amended or supplemented from time to time (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of [Directors/Trustees] of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                  The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)               The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the

[Trust/Company] solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)            In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian and portfolio accounting agent.

(iv)           The Sub-Adviser will assist the custodian and portfolio accounting agent for the [Trust/Company] in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] or adopted by the Board of [Directors/Trustees], the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)              The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A (or similar section in effect from time to time) in respect of both the prior quarter and the fiscal year to date.

(vi)           The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will make available to the [Trust/Company] and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the [Trust/Company]) as are necessary to assist the [Trust/Company] and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(c)          The Sub-Adviser will provide reports to the [Trust/Company]’s Board of [Directors/Trustees] for consideration at meetings of the Board of [Directors/Trustees] on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the [Trust/Company]’s Board of [Directors/Trustees] with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)         With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company], the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.              Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-

Adviser in the exercise of its fiduciary obligations to the [Trust/Company], by other aspects of the portfolio execution services offered. Subject to such policies as the [Trust/Company]’s Board of [Directors/Trustees] or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the [Trust/Company]’s Board of [Directors/Trustees] indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.              Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the [Trust/Company] filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV and any amendments thereto at the time such filing is made with the SEC.

5.              Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the [Trust/Company] shall be responsible for all the expenses of the [Trust/Company]’s operations.

6.              Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7.              Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written, electronic, and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.              Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of [Directors/Trustees] may adopt, including any written compliance procedures.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the [Trust/Company] (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Sub-Adviser further agrees to notify the Manager and the [Trust/Company] promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement for the [Trust/Company] (which describes the Series), or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the [Trust/Company]; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

9.              Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the [Trust/Company] and further agrees to surrender promptly to the [Trust/Company] any of such records upon the [Trust/Company]’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the [Trust/Company]. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the [Trust/Company] and actions of the [Trust/Company], the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the [Trust/Company] or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this [Trust/Company].

11.       Non-Exclusivity. The services of the Sub-Adviser to the Series and the [Trust/Company] are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other Sub-Adviser of the [Trust/Company] concerning transactions in securities or other assets for any investment portfolio of the [Trust/Company], including the Series, except that such consultations are permitted between the current and successor Sub-Advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.       Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement for the [Trust/Company]’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the [Trust/Company], or in sales literature or other Marketing Material approved in advance as provided by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the [Trust/Company] shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.       Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the [Trust/Company] that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.       Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the [Trust/Company] which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the [Trust/Company] or any Series, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the [Trust/Company] or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the [Trust/Company] or any Series, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the [Trust/Company], or any affiliated person of the Manager or [Trust/Company] by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.       Duration and Termination.

(a)         With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of [Directors/Trustees], including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and, to the extent necessary under applicable Law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company]; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the [Trust/Company], (2) at any time without payment of any penalty by the [Trust/Company], by the [Trust/Company]’s Board of [Directors/Trustees] or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the [Trust/Company]; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the [Trust/Company] or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the [Trust/Company], in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to this Agreement with the [Trust/Company], or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the [Trust/Company] as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the [Trust/Company], free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the [Trust/Company]:

[Trust/Company]

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.       Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the [Trust/Company] enjoys the rights of a third-party beneficiary under this Agreement.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX H: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Sub-Advisory Agreement was last approved by each ING IM Portfolio’s shareholders, the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to ING IM for the fiscal year ended December 31, 2012.

Portfolio	Date Approved by Shareholders	Sub-Advisory Fee Schedule	Sub-Advisory Fees Paid
		(as a % of average daily net assets)	($)
ING Australia Index Portfolio(1)	02/28/11	0.27%	311,205
ING Balanced Portfolio	02/20/02	0.225%	1,208,301
ING Emerging Markets Index Portfolio(2)	11/30/11	0.2475%	114,163
ING Euro STOXX 50® Index Portfolio(3)	08/04/09	0.27%	1,088,052
ING FTSE 100 Index® Portfolio(3)	08/04/09	0.27%	870,657
ING Growth and Income Portfolio	02/20/02	0.225% on first $10 billion; 0.203% on next $5 billion; and 0.191% in excess of $15 billion.	9,167,072
ING Hang Seng Index Portfolio	04/22/09	0.27%	402,920
ING Index Plus LargeCap Portfolio	02/20/02	0.158%	1,083,224
ING Index Plus MidCap Portfolio	02/20/02	0.180%	1,118,192
ING Index Plus SmallCap Portfolio	02/20/02	0.180%	496,718
ING Intermediate Bond Portfolio	02/20/02	0.180%	4,308,700
ING International Index Portfolio	03/07/08	0.1710%	603,839
ING Japan TOPIX Index® Portfolio(3)	08/04/09	0.27%	676,684
ING Money Market Portfolio	02/20/02	0.113%	1,205,894
ING RussellTM Large Cap Growth Index Portfolio	04/22/09	0.2025%	839,796
ING RussellTM Large Cap Index Portfolio	03/07/08	0.1125%	642,330
ING RussellTM Large Cap Value Index Portfolio	04/22/09	0.2025%	208,909
ING RussellTM Mid Cap Growth Index Portfolio	04/22/09	0.2025%	585,048
ING RussellTM Mid Cap Index Portfolio	03/07/08	0.1395%	2,243,059
ING RussellTM Small Cap Index Portfolio	03/07/08	0.1485%	1,126,422
ING Small Company Portfolio	02/20/02	0.338%	2,026,245
ING Strategic Allocation Conservative Portfolio	12/17/07	0.02% invested in Underlying Funds(4) 0.27% directly sub-advised by the Sub-Adviser (direct investments)(5)	28,865
ING Strategic Allocation Growth Portfolio	12/17/07	0.02% invested in Underlying Funds(4) 0.27% directly sub-advised by the Sub-Adviser (direct investments)(5)	28,809
ING Strategic Allocation Moderate Portfolio	12/17/07	0.02% invested in Underlying Funds(4) 0.27% sub-advised by the Sub-Adviser (direct investments)(5)	16,818
ING U.S. Bond Index Portfolio	07/10/12	0.1440% on first $500 million; 0.1350% on next $500 million; 0.1260% on next $1 billion; 0.1170% on next $2 billion; and 0.1080% thereafter.	2,796,293
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	01/27/08	0.21%	373,802

(1)         Pursuant to a side agreement, the sub-adviser has agreed to waive 0.1125% of the sub-advisory fee payable by the adviser for a period of three years for the period from February 28, 2011 through May 1, 2014. There is no guarantee that the side agreement will renew after that date. This side agreement may only be terminated with the approval of the Board.

(2)         Pursuant to a side agreement, the sub-adviser has agreed to waive 0.0675% of the sub-advisory fee payable by the adviser for a period from November 30, 2011 through May 1, 2014. There is no guarantee that the side agreement will renew after that date. This side agreement may only be terminated with the approval of the Board.

(3)         Pursuant to a side agreement, the sub-adviser has agreed to waive 0.1125% of the sub-advisory fee payable by the adviser through August 5, 2013. There is no guarantee that the side agreement will renew after that date. This side agreement may only be terminated with the approval of the Board.

(4)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on April 4, 2008.

(5)         “Direct Investments” shall mean assets which are not Underlying Funds.

APPENDIX I: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the contractual advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objectives of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Growth and Capital Appreciation

Fund/Portfolio	Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Corporate Leaders 100 Fund	0.180%	10,933,890
ING Global Natural Resources Fund	0.4500% on the first $50 million; and 0.3375% in excess of $50 million.	113,060,338
ING Global Resources Portfolio	0.20% on the first $200 million; and 0.50% in excess of $200 million.	747,844,897
ING Growth Opportunities Fund	0.338% on the first $500 million; 0.304% on the next $500 million; and 0.293% in excess of $1 billion.	78,252,231
ING International Value Choice Fund	0.50%	29,935,422
ING International Value Equity Fund	0.405% on the first $500 million; 0.360% on the next $500 million; and 0.3375% in excess of $1 billion.	640,267,086
ING International Value Fund	0.4500% on the first $5 billion; 0.4275% on the next $2.5 billion; 0.4050% on the next $2.5 billion; and 0.3825% on assets in excess of $10 billion.	726,771,787
ING International Value Portfolio	0.3825%	133,575,264
ING Large Cap Growth Fund	0.315%	36,101,902
ING Large Cap Growth Portfolio	0.2475%	3,623,310,235
ING MidCap Opportunities Fund	0.3375%	N/A
ING MidCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $400 million; 0.2925% on the next $450 million; and 0.2700% in excess of $1.1 billion.	1,138,815,428
ING Small Company Fund	0.383% on the first $250 million; 0.360% on the next $250 million; 0.349% on the next $250 million; 0.338% on the next $1.25 billion; and 0.326% in excess of $2 billion.	907,247,926
ING Small Company Portfolio	0.338%	580,429,719
ING SmallCap Opportunities Fund	0.405% on the first $250 million; 0.36% on the next $250 million; and 0.3375% in excess of $500 million.	599,296,728
ING SmallCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $250 million; 0.2925% on the next $250 million; 0.2700% on the next $250 million; and 0.2475% in excess of $1 billion.	222,430,995
ING SMID Cap Equity Fund	0.203% on the first $500 million; 0.191% on the next $250 million; 0.180% on the next $1.25 billion; and 0.169% in excess of $2 billion.	188,468,403
ING Strategic Allocation Growth Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	143,684,650
ING Value Choice Fund	0.50%	139,145,580

Income

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Floating Rate Fund	0.2475%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.3750% of average daily managed assets	232,035,620
ING Global Target Payment Fund	0.036%	81,593,802

ING GNMA Income Fund	0.2115% on the first $1 billion; 0.1800% on the next $4 billion; and 0.1575% in excess of $5 billion	982,358,538
ING International High Dividend Equity Income Fund	0.875% of average daily managed assets	82,211,430
ING Limited Maturity Bond Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	398,420,416
ING Liquid Assets Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	1,270,531,891
ING Prime Rate Trust	0.3600% of average daily managed assets	1,215,271,147
ING Senior Income Fund	0.36% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	768,394,035
ING Strategic Income Fund	0.2475%	N/A

Index

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Australia Index Portfolio	0.27%	205,282,190
ING Emerging Markets Index Portfolio	0.2475%	112,841,978
ING Euro STOXX 50® Index Portfolio	0.27%	731,117,570
ING FTSE 100 Index® Portfolio	0.27%	555,644,567
ING Hang Seng Index Portfolio	0.27%	161,864,364
ING International Index Portfolio	0.1710%	446,398,375
ING Japan TOPIX Index® Portfolio	0.27%	443,901,272
ING Russell™ Large Cap Growth Index Portfolio	0.2025%	392,545,224
ING Russell™ Large Cap Index Portfolio	0.1125%	622,227,412
ING Russell™ Large Cap Value Index Portfolio	0.2025%	119,977,061
ING Russell™ Mid Cap Growth Index Portfolio	0.2025%	277,929,535
ING Russell™ Mid Cap Index Portfolio	0.1395%	1,717,614,445
ING Russell™ Small Cap Index Portfolio	0.1485%	794,363,370
ING U.S. Bond Index Portfolio	0.1440% on first $500 million; 0.1350% on next $500 million; 0.1260% on next $1 billion; 0.1170% on next $2 billion; and 0.1080% thereafter.	4,029,455,459
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.21%	182,634,283

Money Market

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Money Market Fund	0.180% on the first $500 million; 0.158% on the next $500 million; 0.153% on the next $1 billion; 0.149% on the next $1 billion; and 0.135% in excess of $3 billion.	274,278,923
ING Money Market Portfolio	0.113%	988,007,840

Target Date

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Retirement Solution 2020 Fund	Direct Investments:	N/A
ING Retirement Solution 2025 Fund	0.135%	N/A
ING Retirement Solution 2030 Fund	Underlying Funds:	N/A
ING Retirement Solution 2035 Fund	0.00%	N/A
ING Retirement Solution 2040 Fund		N/A
ING Retirement Solution 2045 Fund		N/A
ING Retirement Solution 2050 Fund		N/A
ING Retirement Solution 2055 Fund		N/A

Total Return

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
	(as a % of average daily net assets)	($)
ING Balanced Portfolio	0.225%	525,977,554
ING Bond Portfolio	0.216% on the first $600 million; 0.198% on the next $400 million; 0.180% on the next $1 billion; 0.171% on the next $1 billion; and 0.162% in excess of $3 billion.	460,990,044
ING Capital Allocation Fund	Direct Investment: 0.360% on first $500 million; 0.349% on next $500 million; 0.338% on next $500 million; 0.326% on next $500 million; and 0.315% in excess of $2 billion. Underlying Funds: 0.02% invested in Underlying Funds.	190,262,450
ING Core Equity Research Fund	0.3150% on the first $250 million; 0.2925% on the next $250 million; 0.2813% on the next $250 million; 0.2700% on the next $1.25 billion; and 0.2475% in excess of $2 billion.	364,942,265
ING Diversified Emerging Markets Debt Fund	0.315%	N/A
ING Emerging Markets Corporate Debt Fund	0.3825%	41,121
ING Emerging Markets Hard Currency Debt Fund	0.2925%	41,121
ING Emerging Markets Local Currency Debt Fund	0.315%	41,121
ING GET U.S. Core Portfolio - Series 11	Offering Period: 0.1125%	6,983,881
ING GET U.S. Core Portfolio - Series 12	Guarantee Period: 0.270%	9,596,375
ING GET U.S. Core Portfolio - Series 13		16,183,960
ING GET U.S. Core Portfolio - Series 14		34,491,488
ING Global Bond Fund	0.18%
ING Global Bond Portfolio	0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% in excess of $6 billion.	411,073,370
ING Growth and Income Core Portfolio	0.35%	123,476,441
ING Growth and Income Portfolio	0.225% on first $10 billion; 0.203% on next $5 billion; and 0.191% in excess of $15 billion.	3,891,473,650
ING High Yield Bond Fund	0.2295% on the first $1 billion; 0.2025 on the next $4 billion; and 0.1800% in excess of $5 billion.	151,245,351
ING Index Plus LargeCap Portfolio	0.158%	644,145,998
ING Index Plus MidCap Portfolio	0.180%	610,870,784
ING Index Plus SmallCap Portfolio	0.180%	263,893,971

ING Infrastructure, Industrials and Materials Fund	0.8250% of average daily managed assets	394,265,188
ING Intermediate Bond Fund	0.0765%	821,504,790
ING Intermediate Bond Portfolio	0.180%	2,267,185,374
ING Investment Grade Credit Fund	0.000%	10,978,370
ING Large Cap Value Fund	0.2925%	228,542,508
ING Large Cap Value Portfolio	0.2925% on the first $500 million; and 0.27% in excess of $500 million.	357,136,791
ING Retirement Solution Income Fund	Direct Investments: 0.135% Underlying Funds: 0.00%	N/A
ING Risk Managed Natural Resources Fund	0.825% of average daily managed assets	298,724,915
ING Short Term Bond Fund	0.1575%	N/A
ING Strategic Allocation Conservative Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	82,929,556
ING Strategic Allocation Moderate Portfolio	0.02% invested in Underlying Funds 0.27% sub-advised by the Sub-Adviser (direct investments)	143,393,428
ING U.S. Stock Index Portfolio	0.1170%	4,316,486,823

APPENDIX J: BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors/Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Directors/Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors/Trustees and exclusively of the Independent Directors/Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors/Trustees (“Independent Counsel”) on behalf of the Independent Directors/Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-11, 2012, during which the Independent Directors/Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors/Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Directors/Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors/Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director/Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent, and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Directors/Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (1) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (2) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (3) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (4) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Portfolio Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of: (1) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index); (2) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc.; and (3) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an “index fund”), the Board focused on the reasonableness of the differences between the Fund’s performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

With respect to each of the ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio and ING Index Plus SmallCap Portfolio, the Board noted that, during 2012, the Sub-Adviser had recently implemented changes to the investment models used to manage each underlying portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale.

With respect to the ING BlackRock Science and Technology Portfolio, management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another investment company in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger.

Subject to the foregoing, the Board concluded with respect to each Fund that: (i) the performance of the Fund is satisfactory; and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees, and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Directors/Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to: (1) each Fund separately; (2) all Funds as a group; (3) all “retail” Funds as a group; and (4) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTreeSM Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

APPENDIX K: ANTICIPATED STRUCTURE OF THE CONSOLIDATED BOARD AND ITS COMMITTEES

Board Structure

Assuming that all of the Nominees are elected by shareholders, the Consolidated Board will be comprised of 13 members, each of whom, other than Mr. Mathews, will be an Independent Director/Trustee. Roger B. Vincent, one of the Independent Directors, is expected to serve initially as the Chairman of the Consolidated Board with responsibilities that include the following: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Directors, officers of the Registrants, management personnel, and legal counsel to the Independent Directors/Trustees; and (4) such other duties as the Board periodically may determine.

Board Committees

The Consolidated Board is expected to perform many of its oversight and other activities through the committee structure described below.

Audit Committee. The Consolidated Board is expected to have an Audit Committee whose functions will include, among other things, meeting with the independent registered public accounting firm of the Registrants to review the scope of the Portfolios’ audit, financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee is expected to consist of the following six (6) Independent Directors: Messrs. Boyer, Drotch, Earley, Gavin, and Obermeyer, and Ms. Baldwin. Mr. Earley is expected to serve as Chairperson of the Audit Committee.

Compliance Committee. The Consolidated Board is expected to have a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the CCO of the Funds; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Fund boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Registrants’ Advisers or Sub-Advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee is expected to consist of the following six (6) Independent Directors: Messrs. Kenny, DePrince, Jones, and Vincent, and Mses. Chadwick and Pressler. Mr. Kenny is expected to serve as Chairperson of the Compliance Committee.

Contracts Committee. The Consolidated Board is expected to have a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, among other things, are expected to include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors/Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee is expected to consist of the following eight (8) Independent Directors/Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, DePrince, Jones, Obermeyer, and Vincent. Ms. Pressler is expected to serve as Chairperson of the Contracts Committee.

Investment Review Committees. The Consolidated Board is expected to have two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the Advisers and Sub-Advisers on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional Sub-Advisers for a Fund. Each committee is described below:

Domestic Equity Investment Review Committee (“DE IRC”). The DE IRC is expected to consist of the following six (6) Independent Directors/Trustees: Ms. Chadwick, and Messrs. Earley, Jones, Kenny, Obermeyer and Vincent. Ms. Chadwick is expected to serves as Chairperson of the DE IRC.

International/Balanced/Fixed Income Investment Review Committee (“I/B/F IRC”). The I/B/F IRC is expected to consist of the following seven (7) Directors/Trustees: Mses. Baldwin and Pressler, and Messrs. Boyer, DePrince, Drotch, Gavin, and Mathews. Mr. Boyer is expected to serve as Chairperson of the I/B/F IRC.

From time to time, the DE IRC and the I/B/F IRC may meet jointly to consider matters for Portfolios that are reviewed jointly by the Committees.

Nominating and Governance Committee. The Consolidated Board is expected to have a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Directors/Trustees and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to Independent Directors/Trustees and making recommendations for any compensation changes for the Independent Directors/Trustees; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Directors/Trustees at relevant educational seminars and similar programs. The Nominating and Governance Committee is expected to be comprised of the following six (6) Directors/Trustees: Mses. Baldwin and Chadwick, and Messrs. Gavin, Kenny, Obermeyer and Vincent.

APPENDIX L: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held or to be Held with the Registrants	Term of Office and Length of Time Served as a Director/ Trustee(1)	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Director/ Trustee	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees
Colleen D. Baldwin Age: 52	Director/ Trustee	N/A	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	182	None.
John V. Boyer Age: 59	Director/ Trustee	N/A	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/08-Present). Formerly, Consultant (07/07-02/08).	182	None.
Patricia W. Chadwick Age: 64	Director/ Trustee	N/A	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	182	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).
Albert E. DePrince, Jr. Age: 71	Director/ Trustee	06/98-Present	Professor of Economics and Finance, Middle Tennessee State University (08/91-Present) and various positions with Academy of Economics and Finance (2003-2012).	182	None.
Peter S. Drotch Age: 70	Director/ Trustee	N/A	Retired.	182	First Marblehead Corporation (09/03-Present).
J. Michael Earley Age: 67	Director/ Trustee	N/A	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08)	182	None.
Martin J. Gavin Age: 62	Director/ Trustee	01/09-06/10 & 07/11-Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	182	None.
Russell H. Jones Age: 68	Director/ Trustee	12/07-Present	Retired. Director, Hill-Stead Museum (non-profit) (08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).	182	None.
Patrick W. Kenny Age: 70	Director/ Trustee	N/A	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	182	Assured Guaranty Ltd. (04/04-Present).
Joseph E. Obermeyer Age: 55	Director/ Trustee	01/03-Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	182	None.
Sheryl K. Pressler Age: 62	Director/ Trustee	N/A	Consultant (05/01-Present).	182	Stillwater Mining Company (05/02-Present).

Name and Age	Position(s) Held or to be Held with the Registrants	Term of Office and Length of Time Served as a Director/ Trustee(1)	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Director/ Trustee	Other Board Positions Held by Director/Trustee
Roger B. Vincent Age: 67	Director/ Trustee	N/A	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	182	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).
Director/Trustee who is an “Interested Person”
Shaun P. Mathews(2) Age: 57	Director/ Trustee	12/07-Present	President and Chief Executive Officer, ING Investments (11/06-Present).	182	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         The term of service begins with the earliest date of service by the Director/Trustee. With respect to a Registrant launched after that date, the Director/Trustee has served since that Registrant’s inception.

(2)         Mr. Mathews is deemed to be an “interested person” of the Portfolios as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC, the distributor, ING Investments Distributor, LLC, ING Investment Management Co., LLC, and ING Funds Services, LLC.

APPENDIX M: DIRECTOR/TRUSTEE AND NOMINEE OWNERSHIP OF PORTFOLIO SECURITIES

The following table sets forth information regarding each Director/Trustee’s and Nominee’s ownership of shares of each Portfolio and all ING Funds as of December 31, 2012. If a Portfolio is not listed in the table below, no Director/Trustee or Nominee holds shares of that Portfolio.

	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Sidney Koch	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Shaun P. Mathews
Fund	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Growth and Income Portfolio	None	None	None	None	None	None	None	None	None	None	None	None	None	1- 10,000
ING Intermediate Bond Portfolio	None	None	None	None	None	None	None	None	None	None	None	None	None	1- 10,000
Aggregate Dollar Range of Shares in all Registered Investment Companies in the ING Fund Complex Overseen or to be Overseen by Director/Trustee or Nominee	Over 100,000(1)	Over 100,000 10,001- 50,000(1)	Over 100,000	Over 100,000(1)	Over 100,000	Over 100,000	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	Over 100,000	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	Over 100,000 50,001-100,000(1)

(1)          Includes the value of shares in which the Director/Trustee or Nominee has an indirect interest through a deferred compensation plan and/or a 401(k) plan.

APPENDIX N: NOMINATING COMMITTEE CHARTER

I.     Composition of the Nominating Committee. The Nominating Committee of each registered investment company listed on Appendix A hereto (each a “Fund”) shall be comprised of at least three members of the Board of Directors/Trustees of such Fund (“Trustees”). All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). The members of the Committee and a Chairperson of the Committee shall be appointed annually by the Board upon the recommendation of a majority of the Independent Trustees.

II.    Purpose of the Nominating Committee. The purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees.

III.  Meetings of the Nominating Committee. Meetings (including telephonic meetings) of the Nominating Committee shall be held at such times, at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board, the Committee or the Chairperson of the Committee. A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members participating (either in person or by telephone) and voting shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.  Duties and Powers of the Nominating Committee. To carry out its purpose, the Nominating Committee shall have the following duties and powers with respect to each Fund:

1.     To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, which procedures are set forth on Appendix B hereto.

2.     To recommend to the Board individuals to be appointed or nominated for election as Independent Trustees.

3.     To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board.

4.     To report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

V.    Resources and Authority of the Nominating Committee. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Committee shall have direct access to such officers and employees of the Funds, the Funds’ investment adviser and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

Appendix A

[List of Funds]

Appendix B

I.     Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, legal counsel, auditors, independent consultants, executive search firms and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Committee has invited management to make such a recommendation.

II.    Shareholder Candidates. The Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund, provided that such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Information received from a shareholder setting forth a recommendation shall be retained for use by the Nominating Committee for not more than 12 months. Shareholders shall be directed to address any such recommendation to the attention of the Nominating Committee, c/o the Secretary of the Fund. Promptly upon receipt of a recommendation from a shareholder, on behalf of the Nominating Committee, the Secretary shall send a written acknowledgement of receipt of the recommendation, which acknowledgement shall indicate that the information will be retained by the Nominating Committee for not more than 12 months.

III.  Evaluation of Candidates. In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

APPENDIX O: DIRECTOR/TRUSTEE COMPENSATION

The following table sets forth the compensation received by the Directors/Trustees for the fiscal year ended December 31, 2012. Mr. Mathews is an “interested person,” as defined in the 1940 Act, of the Portfolios because of his affiliation with ING Groep, the parent corporation of the Adviser, the Distributor, ING IM, and the Administrator. Directors/Trustees who are interested persons do not receive any compensation from the Portfolios. No Director/Trustee receives pension or retirement benefits that are accrued as part of Portfolio expenses.

	Albert E. DePrince Jr.	Martin J. Gavin(1)	Russell H. Jones	Sidney Koch	Joseph E. Obermeyer(1)
Portfolio	($)	($)	($)	($)	($)
ING Australia Index Portfolio	2,012	1,632	1,712	1,663	1,948
ING Balanced Portfolio	5,444	4,410	4,629	4,498	5,269
ING BlackRock Science and Technology Opportunities Portfolio	3,422	2,769	2,908	2,826	3,311
ING Emerging Markets Index Portfolio	553	451	473	462	536
ING Euro STOXX 50® Index Portfolio	7,101	5,753	6,038	5,868	6,874
ING FTSE 100 Index® Portfolio	5,669	4,593	4,821	4,684	5,488
ING Growth and Income Portfolio	41,227	33,411	35,061	34,068	39,910
ING Hang Seng Index Portfolio	1,520	1,231	1,292	1,256	1,471
ING Index Plus LargeCap Portfolio	6,949	5,628	5,907	5,741	6,725
ING Index Plus MidCap Portfolio	6,280	5,086	5,340	5,190	6,078
ING Index Plus SmallCap Portfolio	2,802	2,268	2,382	2,315	2,711
ING Intermediate Bond Portfolio	24,435	19,783	20,767	20,178	23,641
ING International Index Portfolio	3,491	2,829	2,970	2,887	3,379
ING Japan TOPIX Index® Portfolio	4,398	3,563	3,740	3,634	4,257
ING Money Market Portfolio	10,888	8,816	9,256	8,995	10,535
ING RussellTM Large Cap Growth Index Portfolio	4,213	3,416	3,583	3,481	4,079
ING RussellTM Large Cap Index Portfolio	5,780	4,691	4,919	4,778	5,598
ING RussellTM Large Cap Value Index Portfolio	1,032	837	878	854	999
ING RussellTM Mid Cap Growth Index Portfolio	2,906	2,354	2,471	2,401	2,813
ING RussellTM Mid Cap Index Portfolio	16,201	13,136	13,783	13,393	15,685
ING RussellTM Small Cap Index Portfolio	7,713	6,251	6,560	6,375	7,467
ING Small Company Portfolio	6,034	4,884	5,129	4,987	5,839
ING Strategic Allocation Conservative Portfolio	857	695	729	708	830
ING Strategic Allocation Growth Portfolio	1,458	1,181	1,240	1,205	1,411
ING Strategic Allocation Moderate Portfolio	1,462	1,185	1,243	1,208	1,415
ING U.S. Bond Index Portfolio	40,233	32,637	34,232	33,254	38,955
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	1,797	1,457	1,529	1,486	1,740
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Registrant and Fund Complex Paid to Directors(2)	234,000	189,625	199,000	193,375	226,500

(1)         Includes amounts deferred pursuant to a deferred compensation plan. During fiscal year ended December 31, 2012, Mr. Gavin and Mr. Obermeyer deferred $94,812.50 and $22,650.00, respectively, of their compensation from the Fund Complex.

(2)         Represents compensation from 35 funds (total in ING Fund Complex under the Board’s purview as of December 31, 2012).

APPENDIX P: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Registrants. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	12/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	04/02-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	03/02-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)
Todd Modic Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 48	Senior Vice President	12/03-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	06/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 54	Vice President	09/04-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 39	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 59	Vice President	03/03-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	03/02-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).
Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Name, Address, and Age	Positions Held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler Age: 43	Assistant Vice President	06/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 50	Secretary	09/03-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 49	Assistant Secretary	09/03-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 61	Assistant Secretary	08/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

(1)         The Officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified. The term of service begins with the earliest date of service by the Officer. With respect to Portfolios launched after that date, the Officer has served in the same position since the Portfolio’s inception.

APPENDIX Q: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Portfolio as of the Record Date.

	Share Class
Portfolio	ADV	I	S	S2	Total Shares
ING Australia Index Portfolio	301.0380	18,458,175.5440	N/A	N/A	18,458,476.5820
ING Balanced Portfolio	N/A	42,067,228.8780	455,858.6450	N/A	42,523,087.5230
ING BlackRock Science and Technology Opportunities Portfolio	2,736,306.0590	17,546,638.5190	35,720,889.3270	283,309.5920	56,287,143.4970
ING Emerging Markets Index Portfolio	301.0010	9,252,500.6600	301.0010	301.0010	9,253,403.6630
ING Euro STOXX 50® Index Portfolio	1,106,405.5850	66,001,450.07	N/A	N/A	67,107,855.6550
ING FTSE 100 Index® Portfolio	223,309.7440	43,710,863.7350	N/A	N/A	43,934,173.4790
ING Growth and Income Portfolio	50,886,858.7280	75,413,108.5620	31,326,062.2080	30,434.9860	157,656,464.4840
ING Hang Seng Index Portfolio	114,187.0670	6,758,010.3760	4,640,902.8080	N/A	11,513,100.2510
ING Index Plus LargeCap Portfolio	N/A	33,185,486.0430	8,183,252.7830	N/A	41,368,738.8260
ING Index Plus MidCap Portfolio	N/A	27,498,045.3250	6,647,494.4510	N/A	34,145,539.7760
ING Index Plus SmallCap Portfolio	N/A	11,312,689.8980	5,631,261.8000	N/A	16,943,951.6980
ING Intermediate Bond Portfolio	2,743,985.5760	75,580,757.5790	95,482,574.9510	15,144.6100	173,822,462.7160
ING International Index Portfolio	762,933.5690	37,943,983.5210	11,063,632.6630	234,458.6660	50,005,008.4190
ING Japan TOPIX Index® Portfolio	589,843.0980	45,373,910.1430		N/A	45,963,753.2410
ING Money Market Portfolio	N/A	932,090,088.3300	133,905.3700	N/A	932,223,993.7000
ING RussellTM Large Cap Growth Index Portfolio	22,224.9170	13,487,069.9840	9,656,670.9920	N/A	23,165,965.8930
ING RussellTM Large Cap Index Portfolio	1,571,462.8090	11,744,589.1890	42,632,432.0630	186,198.1910	56,134,682.2520
ING RussellTM Large Cap Value Index Portfolio	2,278.4780	3,041,065.2070	5,406,914.1740	N/A	8,450,257.8590
ING RussellTM Mid Cap Growth Index Portfolio	300.0000	211,627.0650	15,013,018.0910	98,530.7720	15,323,475.9280
ING RussellTM Mid Cap Index Portfolio	4,162,882.5290	112,342,730.2390	16,490,513.9280	628,983.8190	133,625,110.5150
ING RussellTM Small Cap Index Portfolio	2,827,924.5950	41,931,593.2490	16,720,751.0420	492,529.0390	61,972,797.9250
ING Small Company Portfolio	323,207.9110	23,478,231.4300	5,686,042.2230	10,950.3970	29,498,431.9610
ING Strategic Allocation Conservative Portfolio	N/A	7,207,224.8340	150,197.5740	N/A	7,357,422.4080
ING Strategic Allocation Growth Portfolio	N/A	12,728,554.2160	59,421.3640	N/A	12,787,975.5800
ING Strategic Allocation Moderate Portfolio	N/A	12,741,664.3780	113,610.8580	N/A	12,855,275.2360
ING U.S. Bond Index Portfolio	1,084,686.1530	352,803,107.6030	22,770,036.9770	66,634.0220	376,724,464.7550
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	155,290.2460	N/A	21,688,591.3680	N/A	21,843,881.6140

APPENDIX R: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of February 1, 2013.

Portfolio and Class		Shares Held	% of Class	Shareholder Name	Location
ING Austrailia Index Portfolio	A	300.000	99.66	Reliastar Life Insurance Company	Windsor, CT
	I	2,745,221.966	14.87	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	5,482,411.542	29.70	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	9,745,874.472	52.80	ING Retirement Growth Portfolio	Scottsdale, AZ
ING Balanced Portfolio	I	38,391,862.423	91.26	ING Life Insurance & Annuity Co	Windsor, CT
	S	389,883.897	85.53	ING USA Annuity and Life Insurance	West Chester, PA
	S	49,957.454	10.96	ING Life Insurance & Annuity Co	Windsor, CT
ING BlackRock Science and Technology Opportunities	A	1,618,900.501	59.16	ING National Trust	Windsor, CT
	A	1,110,777.863	40.59	ING Life Insurance & Annuity Co	Windsor, CT
	I	16,555,015.633	94.35	ING Life Insurance and Annuity Co	Windsor, CT
	S	34,379,663.982	96.25	ING USA Annuity and Life Insurance	West Chester, PA
	S2	283,283.570	99.99	ING Life Insurance & Annuity Co	Windsor, CT
ING Emerging Markets Index Portfolio	A	300.000	99.67	Reliastar Life Insurance Company	Windsor, CT
	I	734,298.889	7.94	ING Strategic Allocation Grwth Port	Scottsdale, AZ
	I	611,784.140	6.61	ING Strategic Allocation Moderate Portfolio	Scottsdale, AZ
	I	908,495.108	9.82	ING Index Solution 2015 Portfolio	Scottsdale, AZ
	I	1,661,299.006	17.96	ING Index Solution 2025 Portfolio	Scottsdale, AZ
	I	1,530,346.754	16.54	ING Index Solution 2035 Portfolio	Scottsdale, AZ
	I	1,289,772.667	13.94	ING Index Solution 2045 Portfolio	Scottsdale, AZ
	I	468,914.428	5.07	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	S	300.000	99.67	Reliastar Life Insurance Company	Windsor, CT
	S2	300.000	99.67	Reliastar Life Insurance Company	Windsor, CT
ING Euro STOXX 50® Index Portfolio	A	1,051,497.657	95.04	ING USA Annuity and Life Insurance	West Chester, PA
	I	9,813,959.704	14.87	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	19,602,145.563	29.70	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	34,849,130.516	52.80	ING Retirement Growth Portfolio	Scottsdale, AZ
ING FTSE 100 Index® Portfolio	A	193,115.193	86.48	ING USA Annuity and Life Insurance	West Chester, PA
	A	28,229.163	12.64	ING National Trust	Windsor, CT
	I	6,500,381.542	14.87	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	12,982,811.357	29.70	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	23,080,190.908	52.80	ING Retirement Growth Portfolio	Scottsdale, AZ
ING Growth and Income Portfolio	A	48,790,061.954	95.88	ING USA Annuity and Life Insurance	West Chester, PA
	I	62,752,763.989	83.21	ING Life Insurance & Annuity Co	Windsor, CT
	S	28,532,276.972	91.08	ING USA Annuity and Life Insurance	West Chester, PA
	S	2,020,471.171	6.45	ING Life Insurance & Annuity Co	Windsor, CT
	S2	30,434.986	100.00	ING Life Insurance & Annuity Co	Windsor, CT
ING Hang Seng Index Porfolio	A	112,620.352	98.63	ING National Trust	Windsor, CT
	I	1,005,028.719	14.87	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	2,007,239.308	29.70	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	3,568,323.584	52.80	ING Retirement Growth Portfolio	Scottsdale, AZ
	S	4,499,727.722	96.96	ING USA Annuity and Life Insurance	West Chester, PA
ING Index Plus LargeCap Portfolio	I	31,231,557.069	94.11	ING Life Insurance & Annuity Co	Windsor, CT
	S	7,804,343.888	95.37	ING USA Annuity and Life Insurance	West Chester, PA
ING Index Plus MidCap Portfolio	I	26,018,744.850	94.62	ING Life Insurance & Annuity Co	Windsor, CT
	S	6,113,099.429	91.96	ING USA Annuity and Life Insurance	West Chester, PA
ING Index Plus SmallCap Portfolio	I	680,512.593	6.02	Reliastar Life Insurance Co	Windsor, CT
	I	10,046,582.831	88.81	ING Life Insurance & Annuity Co	Windsor, CT
	I	580,890.526	5.13	Security Life Insurance Of Denver A VUL	Minneapolis, MN
	S	5,285,022.849	93.85	ING USA Annuity and Life Insurance	West Chester, PA
	S	283,870.255	5.04	Reliastar Life Ins Co of New York	Hartford, CT
ING Intermediate Bond Portfolio	A	2,705,786.335	98.61	ING National Trust	Windsor, CT
	I	70,497,191.794	93.27	ING Life Insurance & Annuity Co	Windsor, CT
	S	92,861,188.496	97.25	ING USA Annuity and Life Insurance	West Chester, PA
	S2	15,144.610	100.00	ING Life Insurance & Annuity Co	Windsor, CT

ING International Index Portfolio	A	358,978.792	47.05	ING National Trust	Windsor, CT
	A	395,680.338	51.86	ING Life Insurance & Annuity Co	Windsor, CT
	I	2,807,659.297	7.40	ING Strategic Allocation Grth Port	Scottsdale, AZ
	I	2,758,286.736	7.27	ING Index Solution 2015 Portfolio	Scottsdale, AZ
	I	6,276,915.368	16.54	ING Index Solution 2025 Portfolio	Scottsdale, AZ
	I	6,542,039.746	17.24	ING Index Solution 2035 Portfolio	Scottsdale, AZ
	I	4,065,417.731	10.71	ING Index Solution 2045 Portfolio	Scottsdale, AZ
	I	6,320,219.958	16.66	ING Life Insurance & Annuity Co	Windsor, CT
	S	855,763.733	7.73	Reliastar Life Insurance Co	Windsor, CT
	S	5,986,963.658	54.11	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	1,199,578.011	10.84	ING Life Insurance & Annuity Co	Windsor, CT
	S	2,246,562.232	20.31	Security Life Insurance Of Denver A VUL	Minneapolis, MN
ING Japan TOPIX Index Portfolio	A	535,196.280	90.74	ING USA Annuity and Life Insurance Company	West Chester, PA
	A	45,992.896	7.80	ING National Trust	Windsor, CT
	I	6,748,339.286	14.87	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	13,476,879.744	29.70	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	23,957,272.503	52.80	ING Retirement Growth Portfolio	Scottsdale, AZ
ING Money Market Portfolio	I	126,404,278.470	13.56	ING National Trust	Windsor, CT
	I	788,825,072.570	84.63	ING Life Insurance & Annuity Co	Windsor, CT
	S	59,551.000	44.47	Pershing LLC	Jersey City, NJ
	S	74,354.370	55.53	ING Life Insurance & Annuity Co	Windsor, CT
ING RussellTM Large Cap Growth Index Portfolio	A	21,373.665	96.17	ING National Trust	Windsor, CT
	I	8,343,940.968	61.87	Reliastar Life Insurance Co	Windsor, CT
	I	2,216,182.248	16.43	ING Life Insurance & Annuity Co	Windsor, CT
	I	2,570,420.758	19.06	Security Life Insurance Of Denver A VUL	Minneapolis, MN
	S	8,949,350.272	92.68	ING USA Annuity and Life Insurance Company	West Chester, PA
ING RussellTM Large Cap Index Portfolio	A	1,039,048.890	66.12	ING National Trust	Windsor, CT
	A	515,215.156	32.79	ING Life Insurance & Annuity Co	Windsor, CT
	I	793,658.093	6.76	Reliastar Life Insurance Co	Windsor, CT
	I	10,234,315.737	87.14	ING Life Insurance & Annuity Co	Windsor, CT
	S	33,742,263.398	79.15	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	3,292,968.248	7.72	ING National Trust	Windsor, CT
	S	4,809,135.163	11.28	ING Life Insurance & Annuity Co	Windsor, CT
	S2	186,054.997	99.92	ING Life Insurance & Annuity Co	Windsor, CT
ING RussellTM Large Cap Value Index Portfolio	A	2,278.478	100.00	ING Life Insurance & Annuity Co	Windsor, CT
	I	1,954,168.107	64.26	Reliastar Life Insurance Co	Windsor, CT
	I	520,768.257	17.12	ING Life Insurance & Annuity Co	Windsor, CT
	I	452,523.060	14.88	Security Life Insurance Of Denver A VUL	Minneapolis, MN
	S	4,407,474.077	81.52	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	461,256.940	8.53	ING National Trust	Windsor, CT
	S	424,821.104	7.86	ING Life Insurance & Annuity Co	Windsor, CT
ING RussellTM Mid Cap Growth Index Portfolio	A	300.000	100.00	Reliastar Life Insurance Company	Windsor, CT
	I	87,749.790	41.46	Reliastar Life Insurance Co	Windsor, CT
	I	122,049.208	57.67	Security Life Insurance Of Denver A VUL	Minneapolis, MN
	S	14,290,483.857	95.19	ING USA Annuity and Life Insurance Company	West Chester, PA
	S2	82,005.682	83.23	ING National Trust	Windsor, CT
	S2	16,525.090	16.77	ING Life Insurance & Annuity Co	Windsor, CT
ING RussellTM Mid Cap Index Portfolio	A	2,047,029.706	49.17	ING National Trust	Windsor, CT
	A	2,089,870.044	50.20	ING Life Insurance & Annuity Co	Windsor, CT
	I	11,111,067.833	9.89	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	28,029,728.231	24.95	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	48,022,791.014	42.75	ING Retirement Growth Portfolio	Scottsdale, AZ
	I	9,356,393.902	8.33	ING Life Insurance & Annuity Co	Windsor, CT
	S	10,673,566.978	64.73	ING USA Annuity and Life Insurance Company	West Chester, PA

	S	1,481,659.103	8.98	ING National Trust	Windsor, CT
	S	4,126,556.795	25.02	ING Life Insurance & Annuity Co	Windsor, CT
	S2	72,123.561	11.47	ING National Trust	Windsor, CT
	S2	556,860.258	88.53	ING Life Insurance & Annuity Co	Windsor, CT
ING RussellTM Small Cap Index Portfolio	A	1,165,107.275	41.20	ING National Trust	Windsor, CT
	A	1,655,116.711	58.53	ING Life Insurance & Annuity Co	Windsor, CT
	I	2,719,006.178	6.48	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	9,145,025.780	21.81	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	20,143,813.544	48.04	ING Retirement Growth Portfolio	Scottsdale, AZ
	I	6,057,785.937	14.45	ING Life Insurance & Annuity Co	Windsor, CT
	S	12,957,299.308	77.49	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	2,691,655.031	16.10	ING Life Insurance & Annuity Co	Windsor, CT
	S2	76,907.291	15.61	ING National Trust	Windsor, CT
	S2	415,621.748	84.39	ING Life Insurance & Annuity Co	Windsor, CT
ING Small Company Portfolio	A	193,219.158	59.78	ING National Trust	Windsor, CT
	A	129,988.753	40.22	ING Life Insurance & Annuity Co	Windsor, CT
	I	2,449,022.316	10.43	ING Index Solution 2025 Portfolio	Scottsdale, AZ
	I	2,124,878.980	9.05	ING Index Solution 2035 Portfolio	Scottsdale, AZ
	I	1,729,844.768	7.37	ING Index Solution 2045 Portfolio	Scottsdale, AZ
	I	14,549,048.702	61.97	ING Life Insurance & Annuity Co	Windsor, CT
	S	4,717,931.872	82.97	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	533,621.233	9.38	Security Life Insurance Of Denver A VUL	Minneapolis, MN
	S2	10,950.397	100.00	ING Life Insurance & Annuity Co	Windsor, CT
ING Strategic Allocation Conservative Portfolio	I	449,352.732	6.23	Reliastar Life Insurance Co	Windsor, CT
	I	6,669,311.894	92.54	ING Life Insurance & Annuity Co	Windsor, CT
	S	140,700.598	93.68	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	9,466.154	6.30	ING Life Insurance & Annuity Co	Windsor, CT
ING Strategic Allocation Growth Portfolio	I	668,333.074	5.25	Reliastar Life Insurance Co	Windsor, CT
	I	11,791,161.366	92.64	ING Life Insurance & Annuity Co	Windsor, CT
	S	46,134.435	77.64	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	3,119.442	5.25	Reliastar Life Ins Co of New York	Hartford, CT
	S	10,167.487	17.11	ING Life Insurance & Annuity Co	Windsor, CT
ING Strategic Allocation Moderate Portfolio	I	1,063,458.199	8.35	Reliastar Life Insurance Co	Windsor, CT
	I	11,442,788.069	89.81	ING Life Insurance & Annuity Co	Windsor, CT
	S	97,458.879	85.78	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	13,051.394	11.49	ING Life Insurance & Annuity Co	Windsor, CT
ING U.S. Bond Index Portfolio	A	829,571.560	76.48	ING National Trust	Windsor, CT
	A	250,676.715	23.11	ING Life Insurance & Annuity Co	Windsor, CT
	I	28,103,009.892	7.97	ING Retirement Conservative Portfolio	Scottsdale, AZ
	I	62,659,470.140	17.76	ING Retirement Moderate Portfolio	Scottsdale, AZ
	I	99,684,692.880	28.26	ING Retirement Moderate Growth Portfolio	Scottsdale, AZ
	I	104,564,504.237	29.64	ING Retirement Growth Portfolio	Scottsdale, AZ
	S	20,867,379.853	91.64	ING USA Annuity and Life Insurance Company	West Chester, PA
	S	1,188,905.040	5.22	ING Life Insurance & Annuity Co	Windsor, CT
	S2	66,604.192	99.96	ING Life Insurance & Annuity Co	Windsor, CT
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	A	155,290.246	100.00	ING National Trust	Windsor, CT
	S	21,235,536.561	97.91	ING USA Annuity and Life Insurance Company	West Chester, PA

APPENDIX S: FEES PAID TO THE INDEPENDENT PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Portfolio’s fiscal years ended December 31, 2012 and December 31, 2011, as well as fees billed for other services rendered by KPMG to the Portfolios.

	Audit Fees(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
	2012	2011	2012	2011	2012	2011	2012	2011
Portfolio	$	$	$	$	$	$	$	$
ING Australia Index Portfolio	5,721	5,215	2,400	2,400	3,800	3,803	0	0
ING Balanced Portfolio	7,300	7,421	2,400	2,400	3,800	4,334	0	0
ING BlackRock Science and Technology Opportunities Portfolio	4,435	4,647	2,400	2,400	3,800	4,322	0	0
ING Emerging Markets Index Portfolio	2,286	311	2,400	0	4,119	0	0	0
ING Euro STOXX 50® Index Portfolio	20,758	18,068	2,400	2,400	3,800	3,849	0	9,524
ING FTSE 100 Index® Portfolio	15,848	14,978	2,400	2,400	3,800	4,337	0	0
ING Growth and Income Portfolio	55,640	85,937	2,400	4,800	6,675	4,755	0	0
ING Hang Seng Index Portfolio	4,302	4,088	2,400	2,400	3,800	4,319	0	0
ING Index Plus LargeCap Portfolio	25,939	26,335	2,400	2,400	3,800	4,344	0	0
ING Index Plus MidCap Portfolio	23,949	23,415	2,400	2,400	3,800	4,339	0	0
ING Index Plus SmallCap Portfolio	10,412	10,549	2,400	2,400	3,800	4,314	0	0
ING Intermediate Bond Portfolio	31,211	34,314	2,400	2,400	3,800	7,315	0	0
ING International Index Portfolio	11,050	9,044	2,400	2,400	3,800	4,320	0	378
ING Japan TOPIX Index® Portfolio	12,308	12,027	2,400	2,400	3,800	4,324	0	0
ING Money Market Portfolio	13,943	16,663	2,400	2,400	6,650	4,212	0	0
ING RussellTM Large Cap Growth Index Portfolio	11,960	10,289	2,400	2,400	3,800	4,321	0	0
ING RussellTM Large Cap Index Portfolio	17,191	19,662	2,400	2,400	3,800	4,344	0	0
ING RussellTM Large Cap Value Index Portfolio	3,132	2,329	2,400	2,400	3,800	4,305	0	0
ING RussellTM Mid Cap Growth Index Portfolio	8,046	7,826	2,400	2,400	3,800	4,468	0	0
ING RussellTM Mid Cap Index Portfolio	47,509	42,120	2,400	2,400	6,643	4,389	0	0
ING RussellTM Small Cap Index Portfolio	22,234	19,538	2,400	2,400	3,800	4,343	0	0
ING Small Company Portfolio	8,071	8,045	2,400	2,400	3,800	4,335	0	0
ING Strategic Allocation Conservative Portfolio	13,655	13,513	2,400	2,400	3,800	3,805	0	0
ING Strategic Allocation Growth Portfolio	23,277	23,321	2,400	2,400	3,800	3,809	0	0
ING Strategic Allocation Moderate Portfolio	23,367	23,466	2,400	2,400	3,800	3,809	0	0
ING U.S. Bond Index Portfolio	114,003	110,943	2,400	2,400	3,800	4,513	0	0
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	5,152	4,961	2,400	2,400	3,800	4,311	0	2,543

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)         Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG for the most recently completed fiscal years ended December 31, 2012 and December 31, 2011 for services rendered to the ING Funds, the Adviser, and any entity controlling, controlled, or under common control with the Adviser that provides ongoing services to the ING Funds.

Aggregate Non-Audit Fees

2012	2011
$2,085,015	$1,849,032

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55086-S02353	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	4.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

									☐	☐	☐

2.

To approve a new investment sub-advisory agreement for the Portfolio, between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at
WWW.PROXYVOTE.COM/ING.

M55087-S02353

MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on April 22, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55088-S02353	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
			☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley	11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin	12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones	13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at
WWW.PROXYVOTE.COM/ING.

M55089-S02353

MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on April 22, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55090-S02353	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	4.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders;

									☐	☐	☐

2.	To approve a new investment sub-advisory agreement for the Portfolio, between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	5.	To approve a change in the fundamental investment policy governing concentration with respect to the Portfolio.			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at
WWW.PROXYVOTE.COM/ING.

M55091-S02353

MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on April 22, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

3 EASY WAYS TO VOTE YOUR CARD

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Voting Instruction Card below, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55100-Z59945	KEEP THIS PORTION FOR YOUR RECORDS
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	4.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

									☐	☐	☐

2.

To approve a new investment sub-advisory agreement for the Portfolio, between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M55101-Z59945

VOTING INSTRUCTION CARD FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby appoints the reverse-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Card.

This Voting Instruction Card will be voted as instructed. If no specification is made, the Voting Instruction Card will be voted as recommended by the Boards of Directors/Trustees.

If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable. The proxies voting shares at the Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

3 EASY WAYS TO VOTE YOUR CARD

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Voting Instruction Card below, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55102-Z59945	KEEP THIS PORTION FOR YOUR RECORDS
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
			☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley	11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin	12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones	13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M55103-Z59945

VOTING INSTRUCTION CARD FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby appoints the reverse-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Card.

This Voting Instruction Card will be voted as instructed. If no specification is made, the Voting Instruction Card will be voted as recommended by the Boards of Directors/Trustees.

If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable. The proxies voting shares at the Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

3 EASY WAYS TO VOTE YOUR CARD

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Voting Instruction Card below, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55104-Z59945	KEEP THIS PORTION FOR YOUR RECORDS
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

3.	To elect 13 nominees to the Boards of Directors/Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	4.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders;

									☐	☐	☐

2.	To approve a new investment sub-advisory agreement for the Portfolio, between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	5.	To approve a change in the fundamental investment policy governing concentration with respect to the Portfolio.			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to Be Held on April 22, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M55105-Z59945

VOTING INSTRUCTION CARD FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby appoints the reverse-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Card.

This Voting Instruction Card will be voted as instructed. If no specification is made, the Voting Instruction Card will be voted as recommended by the Boards of Directors/Trustees.

If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable. The proxies voting shares at the Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE